File Nos.  33-31809
                                                                     811-5883
                             SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549

                                        FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]

      Pre-Effective Amendment No.                                      [ ]

      Post-Effective Amendment No. 9                                   [X]

                                         and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]

      Amendment No. 9                                                  [X]


                            (Check appropriate box or boxes.)

                                PEOPLES INDEX FUND, INC.
                   (Exact Name of Registrant as Specified in Charter)


            c/o The Dreyfus Corporation
            200 Park Avenue, New York, New York      10166
            (Address of Principal Executive Offices) (Zip Code)


      Registrant's Telephone Number, including Area Code: (212) 922-6000

                                  Mark N. Jacobs, Esq.
                                     200 Park Avenue
                                New York, New York 10166
                         (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

            immediately upon filing pursuant to paragraph (b)
      ----
            on     (date)      pursuant to paragraph (b)
      ----
            60 days after filing pursuant to paragraph (a)(i)
      ----

       X    on March 1, 1997 pursuant to paragraph (a)(i)
      ----

            75 days after filing pursuant to paragraph (a)(ii)
      ----
            on     (date)      pursuant to paragraph (a)(ii) of Rule 485
      ----

If appropriate, check the following box:

            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
      ----

      Registrant has registered an indefinite number of shares of its Common Stock under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended October 31, 1996 was filed on December 30, 1996.


                                PEOPLES INDEX FUND, INC.
                      Cross-Reference Sheet Pursuant to Rule 495(a)


Items in
Part A of
Form N-1A         Caption                                             Page
_________         _______                                             ____

    1             Cover Page                                          Cover

    2             Synopsis                                            3

    3             Condensed Financial Information                     4

    4             General Description of Registrant                   4, 15

    5             Management of the Fund                              6

    5(a)          Management's Discussion of Fund's Performance       *

    6             Capital Stock and Other Securities                  15

    7             Purchase of Securities Being Offered                7

    8             Redemption or Repurchase                            10

    9             Pending Legal Proceedings                           *


Items in
Part B of
Form N-1A
---------

    10            Cover Page                                          Cover

    11            Table of Contents                                   Cover

    12            General Information and History                     B-19

    13            Investment Objectives and Policies                  B-2

    14            Management of the Fund                              B-6

    15            Control Persons and Principal                       B-10
                  Holders of Securities

    16            Investment Advisory and Other                       B-10
                  Services

_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


                                PEOPLES INDEX FUND, INC.
                Cross-Reference Sheet Pursuant to Rule 495(a) (continued)


Items in
Part B of
Form N-1A         Caption                                             Page
_________         _______                                             _____

    17            Brokerage Allocation                                B-18

    18            Capital Stock and Other Securities                  B-19

    19            Purchase, Redemption and Pricing                    B-14
                  of Securities Being Offered

    20            Tax Status                                          B-17

    21            Underwriters                                        B-14

    22            Calculations of Performance Data                    B-18

    23            Financial Statements                                B-22


Items in
Part C of
Form N-1A
_________

    24            Financial Statements and Exhibits                   C-1

    25            Persons Controlled by or Under                      C-3
                  Common Control with Registrant

    26            Number of Holders of Securities                     C-3

    27            Indemnification                                     C-3

    28            Business and Other Connections of                   C-4, C-8
                  Investment Adviser

    29            Principal Underwriters                              C-9

    30            Location of Accounts and Records                    C-12

    31            Management Services                                 C-12

    32            Undertakings                                        C-12


_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


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PROSPECTUS                                                       MARCH 1, 1997

                      DREYFUS S&P 500 INDEX FUND
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          DREYFUS S&P 500 INDEX FUND (THE "FUND") IS AN OPEN-END, NON-DIVERSIFIED, MANAGEMENT INVESTMENT COMPANY, KNOWN AS AN INDEX FUND. THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PRICE AND YIELD PERFORMANCE OF PUBLICLY-TRADED COMMON STOCKS IN THE AGGREGATE, AS REPRESENTED BY THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX. IN ANTICIPATION OF TAKING A MARKET POSITION, THE FUND IS PERMITTED TO PURCHASE AND SELL STOCK INDEX FUTURES. THE FUND IS NEITHER SPONSORED BY NOR AFFILIATED WITH STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.
          THE DREYFUS CORPORATION ("DREYFUS") SERVES AS THE FUND'S MANAGER. DREYFUS HAS ENGAGED ITS AFFILIATE, MELLON EQUITY ASSOCIATES ("MELLON
EQUITY"), TO SERVE AS THE FUND'S INDEX FUND MANAGER AND PROVIDE DAY-TO-DAY MANAGEMENT OF THE FUND'S INVESTMENTS. DREYFUS AND MELLON EQUITY ARE REFERRED TO COLLECTIVELY AS THE "ADVISERS."

          IN SOME CASES, SHAREHOLDERS WHO REDEEM SHARES WITHIN SIX MONTHS OF THE OPENING OF THEIR ACCOUNT WILL BE CHARGED A 1% REDEMPTION FEE WHICH WILL BE DEDUCTED FROM REDEMPTION PROCEEDS.

          THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

          THE STATEMENT OF ADDITIONAL INFORMATION, DATED MARCH 1, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING ASK FOR OPERATOR 144.

          MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY
OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
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                                 TABLE OF CONTENTS
                                                                        PAGE

FEE TABLE.........................................                        3
CONDENSED FINANCIAL INFORMATION...................                        4
DESCRIPTION OF THE FUND...........................                        4
MANAGEMENT OF THE FUND............................                        6
HOW TO BUY SHARES.................................                        8
HOW TO REDEEM SHARES..............................                       10
SHAREHOLDER SERVICES..............................                       12
SHAREHOLDER SERVICES PLAN.........................                       13
DIVIDENDS, DISTRIBUTIONS AND TAXES................                       13
PERFORMANCE INFORMATION...........................                       14
GENERAL INFORMATION...............................                       15
APPENDIX..........................................                       17

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
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                    [This Page Intentionally Left Blank]
                                    Page 2

FEE TABLE
      SHAREHOLDER TRANSACTION EXPENSES
        Redemption Fees (as percentage of amount redeemed)........................................          1.00%
      ANNUAL FUND OPERATING EXPENSES
      (as a percentage of average daily net assets)
        Management Fees (after fee waiver)........................................................          .23%
        Other Expenses............................................................................          .27%
        Total Fund Operating Expenses (after fee waiver)..........................................          .50%


      EXAMPLE                                                    1 YEAR      3 YEARS         5 YEARS        10 YEARS
        You would pay the following expenses
        on a $1,000 investment, assuming (1) 5%
        annual return and (2) redemption at the
        end of each time period:                                 $5             $16            $28            $63

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          The amounts listed in the example should not be considered as representative of past or future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%.
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          The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund and investors, the payment of which will reduce investors' annual return. The redemption fee is charged upon certain redemptions of Fund shares occurring within six months of the opening of an account and is retained by the Fund. Annual Fund Operating Expenses noted above have been restated to reflect an undertaking by Dreyfus that, until at least the fiscal year ending October 31, 1998, if Fund expenses, including the management fee, exceed .50 of 1% of the value of the Fund's average net assets for the fiscal year, the Fund may deduct from the management fee payable to Dreyfus to the extent of such excess. The expenses noted above, without reimbursement, would be: Management Fees --
 .30% and Total Fund Operating Expenses -- .57%. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Shares," How to Redeem Shares" and "Shareholder Services Plan."

                                    Page 3

                       CONDENSED FINANCIAL INFORMATION
          The information in the following table has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.
                            FINANCIAL HIGHLIGHTS

          Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.


                                                                                Year Ended October 31,
                                                  ----------------------------------------------------------------------------
PER SHARE DATA:                                   1990(1)    1991       1992        1993        1994        1995        1996
                                                  -------    -------    -------     -------     -------     -------    -------
    Net asset value, beginning of year.........   $12.50     $10.86     $14.16      $15.16      $16.88      $16.41      $18.38
                                                  -------    -------    -------     -------     -------     -------    -------
    INVESTMENT OPERATIONS:
    Investment income--net ....................      .17        .34        .41         .30         .39         .36         .33
    Net realized and unrealized gain (loss)
      on investments                               (1.81)      3.18        .97        1.86         .11        3.36        3.89
                                                  -------    -------    -------     -------     -------     -------    -------
      TOTAL FROM INVESTMENT OPERATIONS.........    (1.64)      3.52       1.38        2.16         .50        3.72       (4.22)
                                                  -------    -------    -------     -------     -------     -------    -------
    DISTRIBUTIONS:
    Dividends from investment income--net......      ._        (.22)      (.38)       (.40)       (.31)       (.42)       (.32)
    Dividends from net realized gain on investments  ._         ._         ._         (.04)       (.66)      (1.33)       (.22)
                                                  -------    -------    -------     -------     -------     -------    -------
      TOTAL DISTRIBUTIONS......................      ._        (.22)      (.38)       (.44)       (.97)      (1.75)       (.54)
                                                  -------    -------    -------     -------     -------     -------    -------
    Net asset value, end of year..........        $10.86     $14.16     $15.16      $16.88      $16.41      $18.38      $22.06
                                                  =======    =======    =======     =======     =======     =======    =======
TOTAL INVESTMENT RETURN.....................  (13.12%)(2)     32.85%      9.90%      14.49%       3.14%      25.68%      23.41%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets....      ._         ._         ._          .39%        .61%        .55%        .57%
    Ratio of net investment income to
      average net assets                         3.46%(2)      3.45%      3.04%       2.36%       2.26%       2.75%       1.90%
    Decrease reflected in above expense ratios
      due to undertakings                        1.42%(2)       .78%       .65%        .14%        .03%        ._          ._
    Decrease reflected in above expense ratios
      due to redemption fee                       .08%(2)       .10%         ._        ._          ._          ._           _
    Portfolio Turnover Rate...................   1.21%(2)       .69%      3.10%       3.77%      18.81%       3.66%       5.22%
    Average Commission Rate Paid(3)............       _          _          _           _           _           _       $.0297
    Net Assets, end of year (000's omitted)....  $29,266    $69,211    $92,598    $281,403    $245,202    $336,147    $591,631

(1)  From January 2, 1990 (commencement of operations) to October 31, 1990.
(2)  Not annualized.

(3) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate to be paid per Share for purchases and sales of investment securities.



          Further information about the Fund's performance is contained in the Fund's annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
                           DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE
          The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index* (the "Index"). It cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.
MANAGEMENT POLICIES
          The Fund attempts to duplicate the investment results of the Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's, a divi-

*"Standard & Poor's 500," "S&PRegistration Mark" and "S&P 500Registration Mark" are trademarks of Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's.

                                    Page 4

sion of The McGraw-Hill Companies, Inc. ("S&P"), chooses the stocks to be included in the Index solely on a statistical basis. The Fund attempts to be fully invested at all times in the stocks that comprise the Index and stock index futures as described below and, in any event, at least 80% of the Fund's net assets will be so invested. Inclusion of a stock in the Index in no way implies an opinion by S&P as to its attractiveness as an investment. The Fund uses the Index as the standard performance comparison because it represents approximately 70% of the total market value of all common stocks and is well known to investors. An investment in the Fund involves risks similar to those of investing in common stocks.

          The weightings of stocks in the Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. Because of this weighting, as of November 30, 1996, 46.3% of the Index was composed of the 50 largest companies. Mellon Equity will select stocks for the Fund's portfolio in the order of their weightings in the Index beginning with the heaviest weighted stocks. With respect to the Fund's assets invested in the stocks in the Index, the percentage of such assets invested in each stock is approximately the same as the percentage it represents in the Index.

          No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis. The Fund is managed using a computer program to determine which stocks are to be purchased or sold to replicate the Index to the extent feasible. From time to time, administrative adjustments may be made in the Fund's portfolio because of changes in the composition of the Index, but such changes should be infrequent.
          The Fund believes that the indexing approach described above is an effective method of substantially duplicating percentage changes in the Index. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by S&P and the timing of purchases and redemptions. In the future, the Fund's Board, subject to the approval of shareholders, may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.
          The Fund's ability to duplicate the performance of the Index also depends to some extent on the size of the Fund's portfolio and the size of cash flows into and out of the Fund. Investment changes to accommodate these cash flows are made to maintain the similarity of the Fund's portfolio to the Index to the maximum practicable extent.
          From time to time to increase its income, the Fund may lend securities from its portfolio. See "Appendix _ Investment Techniques." When the Fund has cash reserves, the Fund may invest in money market instruments consisting of U.S. Government securities, time deposits, certificates of deposit, bankers' acceptances, high-grade commercial paper, and repurchase agreements. See the Statement of Additional Information for a description of these instruments. The Fund also may purchase stock index futures in anticipation of taking a market position when, in the opinion of the Advisers, available cash balances do not permit an economically efficient trade in the cash market. The Fund also may sell stock index futures to terminate existing positions it may have as a result of its purchases of stock index futures. See also "Investment Considerations and Risks" and "Appendix _ Investment Techniques" below, and "Investment Objective and Management Policies" in the Statement of Additional Information.
                                    Page 5

INVESTMENT CONSIDERATIONS AND RISKS
GENERAL -- The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objective and Management Policies_Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
EQUITY SECURITIES -- Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

FOREIGN SECURITIES -- Since the stocks of some foreign issuers are included in the Index, the Fund's portfolio may contain securities of such foreign issuers which may subject the Fund to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in securities of domestic issuers. Such risks include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect an investment in these securities.

USE OF DERIVATIVES -- The Fund may invest, to a limited extent, in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Fund may use include stock index futures. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, can decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix _Investment Techniques _ Use of Derivatives" below and "Investment Objective and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.
NON-DIVERSIFIED STATUS -- The classification of the Fund as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same economic sector, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.

SIMULTANEOUS INVESTMENTS -- Investment decisions for the Fund are made independently from those of the other investment companies and accounts advised by Dreyfus or Mellon Equity. If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

                           MANAGEMENT OF THE FUND

ADVISERS -- Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's manager. Dreyfus is a whol-
                                    Page 6

ly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of January 31, 1997, Dreyfus managed or administered approximately $____ billion in assets for more than ____ million investor accounts nationwide.

        Dreyfus supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Maryland law.

        Dreyfus has engaged Mellon Equity, located at 500 Grant Street, Pittsburgh, Pennsylvania 15258, to serve as the Fund's index fund manager. Mellon Equity, a registered investment adviser formed in 1957, is an indirect wholly-owned subsidiary of Mellon and, thus, an affiliate of Dreyfus. As of December 31, 1996, Mellon Equity and its employees managed approximately $___ billion in assets and served as the investment adviser of 13 other investment companies.

        Mellon Equity, subject to the supervision and approval of Dreyfus, provides the day-to-day management of the Fund's investments, as well as statistical information, under an Index Management Agreement with Dreyfus, subject to the overall authority of the Fund's Board in accordance with Maryland law.

        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed more than $226 billion in assets as of September 30, 1996, including approximately $85 billion in proprietary mutual fund assets. As of September 30, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $905 billion in assets, including approximately $60 billion in mutual fund assets.


        Pursuant to the terms of the Management Agreement, as amended January 1, 1997, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of .25 of 1% of the value of the Fund's average daily net assets. Under the Index Management Agreement, as amended January 1, 1997, Dreyfus has agreed to pay Mellon Equity a monthly fee at the annual rate of .05 of 1% of the value of the Fund's average daily net assets until such assets exceed $1 billion and .075 of 1% of the value of such assets at any time thereafter. Mellon Equity has agreed to pay for the provision of custody services to the Fund by Boston Safe Deposit and Trust Company. For the period prior to January 1, 1997, including for the fiscal year ended October 31, 1996, the Fund paid Dreyfus a monthly management fee at the annual rate of .295 of 1% of the value of the Fund's average daily net assets, and Dreyfus paid Mellon Equity a monthly index management fee at the annual rate of .095 of 1% of the value of the Fund's average daily net assets.

          The imposition of the Fund's management fee, as well as other operating expenses, will have the effect of reducing investors' return and will affect the Fund's ability to track the Index exactly. From time to time, Dreyfus may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the expense ratio of the Fund and increasing yield to investors. The Fund will not pay Dreyfus at a later time for any amounts it may waive, nor will the Fund reimburse Dreyfus for any amounts it may assume.

        Dreyfus has agreed, effective November 1, 1996, that, until at least the fiscal year ending October 31, 1998, if the Fund's aggregate expenses (exclusive of taxes, brokerage, interest on borrowings, and extraordinary expenses), including the management fee, exceed .50 of 1% of the value of the Fund's
                                    Page 7

average net assets for the fiscal year, the Fund may deduct from the management fee payable to Dreyfus to the extent of such excess.


        In allocating brokerage transactions for the Fund, the Advisers seek to obtain the best execution of orders at the most favorable net price. Subject to this determination, the Advisers may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by Dreyfus or Mellon Equity as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.


          Dreyfus may pay the Fund's distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Service Agents in respect of these services.


DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Boston Safe Deposit and Trust Company, an indirect subsidiary of Mellon, One Boston Place, Boston, Massachusetts 02109, is the custodian of the Fund's investments.
                              HOW TO BUY SHARES

          Fund shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution (collectively, "Service Agents"). Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.


          The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.


          You may purchase Fund shares by check or wire. Checks should be made payable to "The Dreyfus Family of Funds" or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments which are mailed should be sent to Dreyfus S&P 500 Index Fund, P.O. Box 6647, Providence, Rhode Island 02940-6647. If you are opening a new account, please enclose your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed. For Dreyfus retirement plan accounts, payments which are mailed should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island
                                    Page 8

02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."

          Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA #8900119527/Dreyfus S&P 500 Index Fund, for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instruct ions through compatible computer facilities.
          Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."

          Management understands that some Service Agents and other institutions may charge their clients fees in connection with purchases for the accounts of their clients. These fees would be in addition to any amounts which might be received under the Shareholder Services Plan. Investors should consult their Service Agents in this regard.

          Fund shares are sold on a continuous basis at the net asset value per share next determined after your order is received by the Transfer Agent or other agent. If an order is received in proper form by the Transfer Agent by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on a given day, Fund shares will be purchased at the net asset value determined as of such close of trading on that day. Otherwise, Fund shares will be purchased at the net asset value determined as of the close of trading on the floor of the New York Stock Exchange on the next business day. To permit the Fund to invest your money as promptly as possible after receipt, thereby maximizing the Fund's ability to track the Index, you are urged to transmit your purchase order in proper form so that it may be received by the Transfer Agent prior to 12:00 noon, New York time, on the day you want your purchase order to be effective.Upon request, proceeds from the redemption of shares of other funds in the Dreyfus Family of Funds by an employee benefit plan will be applied to purchase Fund shares on the date of redemption, if the plan's recordkeeper has entered into an appropriate agency agreement with the Fund and such other funds.
          The Fund's net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange on each day the New York Stock Exchange is open for business. For purposes of determining net asset value per share, futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstand-
                                    Page 9

ing. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing Fund investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
          The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
          Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
                            HOW TO REDEEM SHARES
GENERAL
          You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value. To maximize the Fund's ability to track the Index, you are urged to transmit your redemption requests so that they may be received by the Transfer Agent prior to 12:00 noon, New York time, on the day you want your redemption request to be effective.

          The Fund will deduct a redemption fee equal to 1% of the net asset value of Fund shares redeemed where the redemption occurs within the initial six-month period following the opening of a Fund account. The fee will be retained by the Fund and used primarily to offset portfolio transaction costs. It is expected that, as a result of this fee, the Fund will be able to track the Index more closely. No redemption fee will be charged upon the redemption of shares purchased through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by Dreyfus Service Corporation or through accounts established by Service Agents approved by Dreyfus Service Corporation that utilize the National Securities Clearing Corporation's networking system. The redemption fee may be waived, modified or discontinued and reintroduced at any time or from time to time. In addition, Service Agents may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending on the Fund's then-current net asset value.

          The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in accordance with the procedures described below, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK OR DREYFUS-
                                    Page 10

AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
          The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
PROCEDURES
          You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Wire Redemption Privilege or the Telephone Redemption Privilege. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which the certificates have been issued, are not eligible for the Wire Redemption or Telephone Redemption Privilege.
          You may redeem Fund shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege, you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
          During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate.

REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 6647, Providence, Rhode Island 02940-6647, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests
                                    Page 11

must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."

          Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
          Your written redemption request may direct that the redemption proceeds be used to purchase shares of other funds advised or administered by Dreyfus. The 1% redemption fee, described above, if applicable, may be charged upon such redemption (depending upon how long your Fund account has been open or the type of account from which shares are being redeemed) and your redemption proceeds will be invested in shares of the other fund on the next business day. Before you make such a request, you must obtain and should review a copy of the current prospectus of the fund being purchased. Upon request, proceeds from the redemption of shares of the Fund by an employee benefit plan will applied to purchase shares of other funds in the Dreyfus Family of Funds on the date of redemption, if the plan's recordkeeper has entered into an appropriate agency agreement with the Fund and such other funds. Prospectuses may be obtained by calling 1-800-645-6561. The prospectus will contain information concerning minimum investment requirements and other conditions that may apply to your purchase. No other fees currently are charged shareholders directly in connection with this procedure, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. This procedure may be modified or terminated at any time upon not less than 60 days' notice to shareholders. WIRE REDEMPTION PRIVILEGE -- You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You also may direct that redemption proceeds be paid by check (maximum $150,000 per day)made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling
1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.
TELEPHONE REDEMPTION PRIVILEGE -- You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.
                            SHAREHOLDER SERVICES
DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark -- Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days.
                                    Page 12

Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. This Privilege may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.
To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to Dreyfus S&P 500 Index Fund, P.O. Box 6647, Providence, Rhode Island 02940-6647, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated. RETIREMENT PLANS -- The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; or for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800 -322-7880.
                         SHAREHOLDER SERVICES PLAN

          The Fund has adopted a Shareholder Services Plan pursuant to which the Fund pays the Distributor for the provision of certain services a fee at the annual rate of .25 of 1% of the value of the Fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.

                    DIVIDENDS, DISTRIBUTIONS AND TAXES
          The Fund ordinarily pays dividends from net investment income and distributes net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Fund will automatically reinvest dividends and distributions from securities gains, if any, in additional Fund shares at net asset value or, at your option, pay them in cash. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive distributions in cash or to reinvest them in additional Fund shares at net asset value. If applicable, the 1% redemption fee, described under "How to Redeem Shares," will be charged upon certain redemptions of shares received through the automatic reinvestment of dividends or distributions. All expenses are accrued daily and deducted before declaration of dividends to investors.

          Dividends paid by the Fund derived from net investment income and distributions from net realized short-term securities gains of the Fund will be taxable to U.S. shareholders as ordinary income whether received in cash or reinvested in Fund shares. Depending on the composition of the Fund's income, a portion of the dividends from net investment income may qualify for the dividends received deduction allowable to certain corporate shareholders. Distributions from net realized long-term securities gains of
                                    Page 13

the Fund will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The Code provides that the net long-term capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.

          Dividends derived from net investment income and distributions from net realized short-term securities gains paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of t he extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
          Notice as to the tax status of your dividends and distributions is mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.
          Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
          A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.
          Management of the Fund believes that the Fund has qualified for the fiscal year ended October 31, 1996 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interest of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
          You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
                        PERFORMANCE INFORMATION
          For the purpose of advertising, performance is calculated on the basis of average annual total return and/or total return.
          Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a com-
                                    Page 14
pounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time during which the Fund has operated.
          Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
          Performance will vary from time to time and past results are not necessarily representative of future results. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
          Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's MidCap 400 Index, Lipper Analytical Services, Inc., the Dow Jones Industrial Average, Money Magazine, Morningstar, Inc. and other industry publications. The Fund may cite in its advertisements or in reports or other communications to shareholders, historical performance of unmanaged indices as reported in Ibbotson, Roger G. and Rex A. Sinquefield, STOCKS, BONDS, BILLS AND INFLATION
(SBBI), 1982, updated annually in the SBBI YEARBOOK, Ibbotson Associates, Chicago. The Fund also may cite in its advertisements the aggregate amount of assets committed to index investing by pension funds and/or other institutional investors, and may refer to or discuss then-current or past economic or financial conditions, developments or events.
                             GENERAL INFORMATION
          The Fund was incorporated under Maryland law on October 6, 1989, and commenced operations on January 2, 1990. On November 13, 1995, the Fund, which is incorporated under the name Peoples Index Fund, Inc., began operating under the name Dreyfus S&P 500 Index Fund. The Fund is authorized to issue 200 million shares of Common Stock, par value $.001 per share. Each share has one vote.
          Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of accountants. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office and the holders of at least 25% of such shares may require the Fund to hold a special meeting of shareholders for any other purpose. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.
          The Transfer Agent maintains a record of your ownership and sends you confirmation statements of account.
          Shareholder inquiries may be made by writing to the Fund at l44 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free l-800-645-6561. In New York City, call 1-718-895-1206; outside the U.S. and Canada, call 516-794-5452.
                                    Page 15

          The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the calculation of the Fund's net asset value, nor is S&P a distributor of the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

          S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
                                    Page 16

                                   APPENDIX
INVESTMENT TECHNIQUES
BORROWING MONEY -- The Fund is permitted to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.
USE OF DERIVATIVES -- Although the Fund will not be a commodity pool, Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in certain derivatives. The Fund may invest in stock index futures contracts for hedging purposes without limit. However, the Fund may not invest in such contracts for other purposes if the amount of initial margin deposits with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts.
LENDING PORTFOLIO SECURITIES -- The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 30% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.
          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                    Page 17

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                                    Page 18

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                                    Page 19

Dreyfus
S&P 500
Index Fund
Prospectus

Registration Mark

Copy Rights 1997 Dreyfus Service Corporation 078p030197
                                    Page 20






                                   DREYFUS S&P 500 INDEX FUND
                                             PART B
                              (STATEMENT OF ADDITIONAL INFORMATION)

                                          MARCH 1, 1997


       This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus S&P 500 Index Fund (the "Fund"), dated March 1, 1997, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:

               Call Toll Free 1-800-645-6561
               In New York City -- Call 1-718-895-1206
               Outside the U.S. and Canada -- Call 516-794-5452

       The Dreyfus Corporation ("Dreyfus") serves as the Fund's manager. Dreyfus has engaged its affiliate, Mellon Equity Associates ("Mellon Equity"), to serve as the Fund's index fund manager and provide day-to-day management of the Fund's investments. Dreyfus and Mellon Equity are referred to collectively as the "Advisers."

       Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                        TABLE OF CONTENTS


                                                                     Page

Investment Objective and Management Policies . . . . . . . . . . . .  B-2
Management of the Fund . . . . . . . . . . . . . . . . . . . . . . .  B-6
Management Arrangements. . . . . . . . . . . . . . . . . . . . . . .  B-10
Shareholder Services Plan. . . . . . . . . . . . . . . . . . . . . .  B-13
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . . .  B-14
Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . .  B-14
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . .  B-16
Determination of Net Asset Value . . . . . . . . . . . . . . . . . .  B-17
Dividends, Distributions and Taxes . . . . . . . . . . . . . . . . .  B-17
Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . .  B-18
Performance Information. . . . . . . . . . . . . . . . . . . . . . .  B-19
Information About the Fund . . . . . . . . . . . . . . . . . . . . .  B-20
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Accountants. . . . . . . . . . . . . . . .  B-20
Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-21
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . .  B-22
Report of Independent Accountants. . . . . . . . . . . . . . . . . .  B-35


                          INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

       The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Description of the Fund" and "Appendix."

Other Portfolio Securities

       Money Market Instruments. The Fund may invest, in the circumstances described under "Description of the Fund - Management Policies" in the Fund's Prospectus, in the following types of money market instruments.

U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations from the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support for such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

Repurchase Agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Bank Obligations. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.

       Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

       Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

       Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instruments upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group ("S&P"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody's or at least AA- by S&P, or (c) if unrated, determined by the Advisers to be of comparable quality to those rated obligations which may be purchased by the Fund.

Management Policies

       Lending Portfolio Securities. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

       The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

Derivatives. The Fund may invest in Derivatives (as defined in the Fund's Prospectus) in anticipation of taking a market position when, in the opinion of the Advisers, available cash balances do not permit an economically efficient trade in the cash market. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

       Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

       In addition, Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.

       If the Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

Stock Index Futures. A stock index future obligates the seller to deliver (and the purchaser to take) and amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Fund purchases and sells futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

       Using futures in anticipation of market transactions involves certain risks. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. In addition, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends still may not result in a successful hedging transaction.

       In connection with its futures transactions, the Fund may be required to establish and maintain at its custodian bank a segregated account consisting of permissible liquid assets in an amount equal to the market value of the underlying commodity less any amount deposited as margin.

Investment Restrictions

       The Fund has adopted the following investment restrictions as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. The Fund may not:


       1. Purchase securities of closed-end investment companies except (a) in the open market where no commission other than the ordinary broker's commission is paid, which purchases are limited to a maximum of (i) 3% of the total outstanding voting stock of any one closed-end investment company, (ii) 5% of the Fund's net assets with respect to the securities issued by any one closed-end investment company and (iii) 10% of the Fund's net assets in the aggregate, or (b) those received as part of a merger or consolidation. The Fund may not purchase the securities of open-end investment companies other than itself.

       2. Invest in commodities, except that the Fund may invest in futures contracts as described in the Prospectus and Statement of Additional Information.

       3. Purchase, hold or deal in real estate, or oil and gas interests, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

       4. Borrow money, except from banks (which, if permitted by applicable regulatory authority, may be from Mellon Bank, N.A. or Boston Safe Deposit and Trust Company, affiliates of the Advisers) for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments. Transactions in futures and options do not involve any borrowing for purposes of this restriction.

       5. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund's assets.

       6. Lend any funds or other assets except through the purchase of debt securities, bankers' acceptances and commercial paper of corporations and other entities. However, the Fund may lend its portfolio securities in an amount not to exceed 30% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Directors.

       7. Act as an underwriter of securities of other issuers or purchase securities subject to restrictions on disposition under the Securities Act of 1933 (so-called "restricted securities"). The Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are not readily marketable, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

       8. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

       9.  Purchase, sell or write puts, calls or combinations thereof.

       10. Invest more than 25% of its assets in investments in any particular industry or industries (including banking), except to the extent the Standard & Poor's 500 Composite Stock Price Index also is so concentrated, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       In addition to the investment restrictions adopted as fundamental policies set forth above, though not fundamental policies, the Fund may not
(i) engage in arbitrage transactions, (ii) purchase warrants (excluding those acquired by the Fund in units or attached to securities), (iii) sell securities short, but reserves the right to sell securities short against the box (a transaction in which the Fund enters into a short sale of a security which the Fund owns) or (iv) purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

       If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

       The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states.
Should the Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                                     MANAGEMENT OF THE FUND

       Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

Board Members of the Fund

* JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He is also Chairman of the Board of Directors of Noel Group, Inc., a venture capital company; and a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway Company, Inc., a manufacturer and marketer of industrial threads, specialty yarns, home furnishings and fabrics, Curtis Industries, Inc., a national distributor of security products, chemicals and automotive and other hardware, and Staffing Resources, Inc. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus and, until August 24, 1994, the Fund's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 53 years old and his address is c/o Noel Group, Inc., 667 Madison Avenue, 25th Floor, New York, New York 10021.


*DAVID P. FELDMAN, Board Member.  Corporate Vice President-Investment
       Management of AT&T. He is also a trustee of Corporate Property Investors, a real estate investment company. He is 57 years old and his address is One Oak Way, Berkeley Heights, New Jersey 07922.


JOHN M. FRASER, JR., Board Member. President of Fraser Associates, a service company for planning and arranging corporate meetings and other events. From September 1975 to June 1978, he was Executive Vice President of Flagship Cruises, Ltd. Prior thereto, he was Senior Vice President and Resident Director of the Swedish-American Line for the United States and Canada. He is 74 years old and his address is 133 East 64th Street, New York, New York 10021.


EHUD HOUMINER, Board Member.  Since July 1991, Professor and
       Executive-in-Residence at the Columbia Business School, Columbia University. Since January 1996, principal of Lear, Yavitz and Associates, a management consulting firm. He was President and Chief Executive Officer of Philip Morris USA, manufacturers of consumer products, from December 1988 to September 1990. He also is a Director of Avnet Inc. He is 55 years old and his address is c/o Columbia Business School, Columbia University, Uris Hall, Room 526, New York, New York 10027.


DAVID J. MAHONEY, Board Member.  President of David Mahoney Ventures since
       1983. From 1968 to 1983, he was Chairman and Chief Executive Officer of Norton Simon Inc., a producer of consumer products and services. Mr. Mahoney is also a director of National Health Laboratories Inc., Bionaire Inc. and Good Samaritan Health Systems, Inc. He is 72 years old and his address is 745 Fifth Avenue, Suite 700, New York, New York 10151.


GLORIA MESSINGER, Board Member.  From 1981 to 1993, Managing Director and
       Chief Executive Officer of ASCAP (American Society of Composers, Authors and Publishers). She is a member of the Board of Directors of the Yale Law School Fund and Theater for a New Audience, Inc., and was secretary of the ASCAP Foundation and served as a Trustee of the Copyright Society of the United States. She is also a member of numerous professional and civic organizations. She is 66 years old and her address is 747 Third Avenue, 11th Floor, New York, New York 10017.


JACK R. MEYER, Board Member.  President and Chief Executive Officer of Harvard
       Management Company, an investment management company, since September 1990. For more than five years prior thereto, he was Treasurer and Chief Investment Officer of The Rockefeller Foundation. He is 51 years old and his address is 600 Atlantic Avenue, Boston, Massachusetts 02210.


JOHN SZARKOWSKI, Board Member. Director Emeritus of Photography at The Museum of Modern Art. Consultant in Photography. He is 71 years old and his address is Bristol Road, Box 221, East Chatham, New York 12060.


ANNE WEXLER, Board Member. Chairman of the Wexler Group, consultants specializing in government relations and public affairs. She is also a director of Alumax, Comcast Corporation, The New England Electric System, and Nova Corporation, and a member of the Board of the Carter Center of Emory University, the Council of Foreign Relations, the National Park Foundation, Visiting Committee of the John F. Kennedy School of Government at Harvard University and the Board of Visitors of the University of Maryland School of Public Affairs. She is 66 years old and her address is c/o The Wexler Group, 1317 F Street, N.W., Suite 600, Washington, D.C. 20004.

       For so long as the Fund's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.

       The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board members by the Fund for the fiscal year ended October 31, 1996, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1995, were as follows:

                                                  Total Compensation
                             Aggregate            From Fund and
Name of Board                Compensation From    Fund Complex
Member                       Fund*                Paid to Board Member

Joseph S. DiMartino          $6,250               $445,000 (94)

David P. Feldman             $5,000               $113,783 (27)

John M. Fraser, Jr.          $1,171               $ 58,606 (12)

Ehud Houminer                $  671               $ 55,405 (12)

David J. Mahoney             $  671               $ 47,250 (14)

Gloria Messinger             $1,171               $  5,511 (1)

Jack R. Meyer                $4,500               $ 21,125 (4)

John Szarkowski              $5,000               $ 21,625 (4)

Anne Wexler                  $4,500               $ 62,201 (16)


____________________________
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,339 for all Board members as a group.

Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
       Officer and a director of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 39 years old.


JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President,
       General Counsel, Secretary and Clerk of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an associate at Ropes & Gray. He is 32 years old.



ELIZABETH A. BACHMAN, Vice President and Assistant Secretary.  Assistant Vice
       President of the Distributor and an officer of other investment companies advised or administered by Dreyfus. She is 27 years old.

DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Supervisor of
       Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by Dreyfus. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank and Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 27 years old.


RICHARD W. INGRAM, Vice President and Assistant Secretary.  Senior Vice
       President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. and an officer of other investment companies advised or administered by Dreyfus. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. He is 40 years old.


MARK A. KARPE, Vice President and Assistant Secretary. Senior Paralegal of the Distributor and an officer of other investment companies advised or administered by Dreyfus. Prior to August 1993, he was employed as an Associate Examiner at the National Association of Securities Dealers, Inc. He is 27 years old.


MARY A. NELSON, Vice President and Assistant Treasurer.  Vice President and
       Manager of Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by Dreyfus. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 32 years old.


JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
       President, Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 34 years old.

       The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

       The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares of Common Stock outstanding on December 22, 1996.


       The following persons are known by the Fund to own of record 5% or more of the Fund's voting securities outstanding on December 22, 1996: The Dreyfus Trust Company, as Trustee for FDC Incentive Savings Plan, 1 Cabot Road #028-0031, Medford, Massachusetts 02155-5141--11.8%; Charles Schwab & Company, Inc., 101 Montgomery Street, Los Angeles, California 94104--15.4%; Nationwide Qualified Plans, P.O. Box 182029, Columbus, Ohio 43218-2029--17.7%.


                                     MANAGEMENT ARRANGEMENTS

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

       Management Agreement. Dreyfus provides management services pursuant to the Management Agreement (the "Management Agreement") dated November 13, 1995, amended as of January 1, 1997, with the Fund, which is subject (after May 14, 1997) to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940
Act) of the Fund or Dreyfus by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was approved by shareholders at a meeting held on November 3, 1995 and was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Management Agreement, at a meeting held on November 6, 1996. The Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, upon not less than 90 days' notice, by Dreyfus. The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act).


       The following persons are officers and/or directors of Dreyfus: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; William F. Glavin, Jr., Vice President-Corporate Development; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S. Wasser, Vice President-Information Systems; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt and Frank V. Cahouet, directors.

       Dreyfus maintains office facilities on behalf of the Fund, and furnishes the Fund statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

       Index Management Agreement. Mellon Equity provides investment advisory assistance and day-to-day management of the Fund's investments pursuant to the Index Management Agreement (the "Index Management Agreement") dated November 13, 1995, amended as of January 1, 1997 between Mellon Equity and Dreyfus.
The Index Management Agreement is subject (after May 14, 1997) to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Mellon Equity, by vote cast in person at a meeting called for the purpose of voting on such approval. The Index Management Agreement was approved by shareholders on November 3, 1995, and was approved by the Fund's Board, including a majority of Board members who are not "interested persons" of any party to the Index Management Agreement, at a meeting held on November 6, 1996. The Index Management Agreement is terminable without penalty (i) by Dreyfus on 60 days' notice, (ii) by the Fund's Board or by vote of the holders of a majority of the Fund's shares on 60 days' notice, or (iii) by Mellon Equity on not less than 90 days' notice. The Index Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act) or upon the termination of the Management Agreement for any reason.

       The following persons are executive officers and/or directors of Mellon
Equity: Phillip R. Roberts, Chairman of the Board; William P. Rydell, President and Chief Executive Officer; and W. Keith Smith, Director.

       Mellon Equity provides day-to-day management of the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of Dreyfus and approval of the Fund's Board. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions. Mellon Equity has agreed to pay for the custody services provided to the Fund by Boston Safe Deposit and Trust Company.

       Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by Dreyfus and/or Mellon Equity. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Dreyfus or Mellon Equity or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholder's reports and meetings, and any extraordinary expenses.

       As compensation for Dreyfus' services, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of .25 of 1% of the value of the Fund's average daily net assets. As compensation for Mellon Equity's services, Dreyfus has agreed to pay Mellon Equity a monthly fee at the annual rate of .05 of 1% of the value of the Fund's average daily net assets until such assets exceed $1 billion and .075 of 1% of the value of such assets at any time thereafter. Prior to January 1, 1997, the Fund had agreed to pay Dreyfus a monthly management fee at the annual rate of .295 of 1% of the value of the Fund's average daily net assets, and Dreyfus had agreed to pay Mellon Equity a monthly index management fee at the annual rate of .095 of 1% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to shareholders. For the period from November 13, 1995 (effective date of Management Agreement) through October 31, 1996, the management fee paid to Dreyfus amounted to $1,329,105 for such period. For the period from November 13, 1995 (effective date of Index Management Agreement) through October 31, 1996, the index management fee paid to Mellon Equity by Dreyfus amounted to $______ for such period.


       From April 4, 1990 to November 13, 1995, Wells Fargo Nikko Investment Advisers ("WFNIA") served as the Fund's index fund manager. Pursuant to prior index management agreements with WFNIA, the Fund agreed to pay a monthly fee at the annual rate of .10 of 1% of the value of the Fund's average daily net assets. For the fiscal years ended October 31, 1994 and 1995 and for the period November 1, 1995 through November 13, 1995 (termination date of the prior index management agreement), the index management fees payable to WFNIA amounted to $274,298, $280,472 and $11,274, respectively. The index management fee was reduced by $30,232 in the fiscal year ended October 31, 1994, pursuant to an undertaking by WFNIA resulting in a net fee paid to WNFIA of $244,066 for the 1994 fiscal year.


       Prior to November 13, 1995, Dreyfus served as the Fund's administrator pursuant to an administration agreement with the Fund. As compensation for its administrative services, the Fund agreed to pay Dreyfus a monthly fee at the annual rate of .20 of 1% of the value of the Fund's average daily net assets. For the fiscal years ended October 31, 1994 and 1995 and for the period November 1, 1995 through November 13, 1995 (termination date of the administration agreement), the administrative fees payable to Dreyfus amounted to $548,596, $560,944 and $22,547, respectively. The administration fee was reduced by $60,463 in the fiscal year ended October 31, 1994, pursuant to an undertaking by Dreyfus, resulting in a net administrative fee paid to Dreyfus of $488,133 for the 1994 fiscal year.

       Dreyfus (and to a limited extent, Mellon Equity) have agreed that if in any fiscal year the aggregate expenses of the Fund (including fees pursuant to the Management Agreement, but excluding taxes, brokerage, interest on borrowings and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the fees to be paid to Dreyfus, and Dreyfus may deduct from the fees paid to Mellon Equity or Dreyfus and Mellon Equity will bear, such excess expense in proportion to their management fee and index management fee, to the extent required by state law. Such deduction or payment, if any, will be estimated daily and reconciled and effected or paid, as the case may be, on a monthly basis.

       In addition, Dreyfus has agreed, effective November 1, 1996, that, until at least the fiscal year ending October 31, 1998, if the Fund's aggregate expenses (exclusive of taxes, brokerage, interest on borrowings, and extraordinary expenses), including the management fee, exceed .50 of 1% of the value of the Fund's average daily net assets for the fiscal year, the Fund may deduct from the management fee payable to Dreyfus to the extent of such excess.

       The aggregate of the fees payable to Dreyfus is not subject to reduction as the value of the Fund's net assets increases.


                                    SHAREHOLDER SERVICES PLAN

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services Plan."

       The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund pays the Distributor for the provision of certain services to Fund shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain securities dealers, financial institutions and other financial industry professionals (collectively, "Service Agents"), in respect of these services.


       A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Board, and by Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan was last so approved at a meeting held on November 6, 1996. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund, and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan.


       For the fiscal year ended October 31, 1996, $851,214 was charged to the Fund under the prior Shareholder Services Plan (the "Prior Plan") which was terminated as of December 31, 1996. Pursuant to the Prior Plan, the Fund reimbursed Dreyfus Service Corporation for certain allocated expenses of providing personal services relating to shareholder accounts.


                                       PURCHASE OF SHARES


       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

       The Distributor. The Distributor serves as the Fund's distributor on a best effort basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, certain financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.


                                      REDEMPTION OF SHARES

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Shares."

       Wire Redemption Privilege. By using this Privilege, the investor authorizes Dreyfus Transfer, Inc. (the "Transfer Agent"), the Fund's transfer and dividend disbursing agent, to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

       Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmission:

                                        Transfer Agent's
      Transmittal Code                  Answer Back Sign

         144295                         144295 TSSG PREP

       Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

       To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

       Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

       Redemption Commitment. The Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

       Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                                      SHAREHOLDER SERVICES

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

       Corporate Pension, Profit-Sharing and Personal Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available. Investors can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; or for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

       Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

       A fee may be charged by the entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

       Shares may be purchased in connection with these plans only by direct remittance to the entity which acts as custodian. Purchases for these plans may not be made in advance of receipt of funds.

       The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans, and SEP-IRAs, with more than one participant, is $2,500, with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans, with only one participant, is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum investment of $250.

       The investor should read the prototype retirement plan and the appropriate form of custodial agreement for further details as to eligibility, service fees and tax implications, and should consult a tax adviser.


                                DETERMINATION OF NET ASSET VALUE

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

       Valuation of Portfolio Securities. The Fund's portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board. Expenses and fees, including the management fee (reduced by the expense limitation, if any), are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

       New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                               DIVIDENDS, DISTRIBUTIONS AND TAXES

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

       Taxation of the Fund. Management of the Fund believes that the Fund qualified for the fiscal year ended October 31, 1996 as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

       Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. In addition, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

       Under Section 1256 of the Code, gain or loss realized by the Fund from certain financial futures will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise of such futures as well as from closing transactions. In addition, any such futures remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

       Offsetting positions held by the Fund involving futures may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256.

       As such, all or a portion of any short or long-term capital gain from certain "straddle" and conversion transactions may be recharacterized to ordinary income. If the Fund were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as "mixed straddles" if the futures transactions comprising such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the straddle and conversion transactions rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be recharacterized as short-term capital gain or ordinary income.

       Shareholder Taxation. Depending on the composition of the Fund's income, all or a portion of the dividends paid by the Fund from net investment income may qualify for the dividends received deduction allowable to certain U.S. corporate shareholders ("dividends received deduction"). In general, dividend income of the Fund distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that
(i) the Fund's income consists of dividends paid by U.S. corporations and
(ii) the Fund would have been entitled to the dividends received deduction with respect to such dividend income if the Fund were not a regulated investment company. The dividends received deduction for qualifying corporate shareholders may be further reduced if the shares of the Fund held by them with respect to which dividends are received are treated as debt-financed or deemed to have been held for less than 46 days. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.

       Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of his shares below the cost of his investment. Such a distribution would be a return on the investment in an economic sense although taxable as stated above. In addition, the Code provides that if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.


                                     PORTFOLIO TRANSACTIONS

       The Advisers assume general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Advisers and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Advisers based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

       For its portfolio securities transactions for the fiscal years ended October 31, 1994, 1995 and 1996, the Fund paid total brokerage commissions of $111,012, $22,591 and $67,672, respectively, none of which was paid to the Distributor. There were no spreads or concessions on principal transactions in fiscal 1994, 1995 and 1996.


                                     PERFORMANCE INFORMATION

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."

       The Fund's average annual total return for the 1, 5 and 6.83 year periods ended October 31, 1996 was 23.41%, 15.02% and 13.13%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.


       The Fund's total return for the period January 2, 1990 (commencement of operations) to October 31, 1996 was 132.29%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

       Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), Lipper Analytical Services, Inc., the Dow Jones Industrial Average and other industry publications. Past performance of the S&P 500 Index is no guarantee of future success of the Fund. The Fund's share price and yield fluctuate, and its investment return will reflect applicable expenses. The Fund may cite in its advertisements or reports or other communications to shareholders, historical performance of unmanaged indexes as reported in Ibbotson, Roger G. and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982 updated annually in the SBBI Yearbook, Ibbotson Associates, Chicago. The Fund also may cite in its advertisements to the aggregate amount of assets committed to index investing by pension funds and/or other institutional investors.

       The S&P 500 Index and the Standard & Poor's MidCap 400 Index together represent approximately __% of the total market capitalization of stocks traded in the United States. From time to time, advertising materials for the Fund may refer to Morningstar ratings and related analysis supporting such ratings.

                                   INFORMATION ABOUT THE FUND

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

       Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

       On November 13, 1995, the Fund, which is incorporated under the name Peoples Index Fund, Inc., began operating under the name Dreyfus S&P 500 Index Fund.

       The Fund sends annual and semi-annual financial statements to all its shareholders.


                   TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL
                                   AND INDEPENDENT ACCOUNTANTS


       Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the period December 1, 1995 (effective date of transfer agency agreement) through October 31, 1996, the Fund paid the Transfer Agent $70,303.

       Boston Safe Deposit and Trust Company (the "Custodian"), an indirect wholly-owned subsidiary of Mellon Bank Corporation, One Boston Place, Boston, Massachusetts 02108, acts as the custodian of the Fund's investments. Under a custody agreement with the Fund, the Custodian holds the Fund's portfolio securities and keeps all necessary accounts and records. The Custodian's fees for its services to the Fund are paid by Mellon Equity.

       Neither the Transfer Agent nor the Custodian has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

       Stroock & Stroock & Lavan, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

       Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York 10019-6013, independent accountants, have been selected as auditors of the Fund.



                                            APPENDIX

       Description of S&P A-1 Commercial Paper Ratings:

       The rating A is the highest rating and is assigned by S&P to issues that are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the number 1, 2 or 3 to indicate the relative degree of safety. Paper rated A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

       Description of Moody's Prime-1 Commercial Paper Ratings:

       The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

Dreyfus S&P 500 Index Fund
(formerly Peoples Index Fund, Inc.)--See Note 1
------------------------------------------------------------------------------
Statement of Investments                                      October 31, 1996

    Shares             Common Stocks--93.6%                       Value
   --------                                                    ------------
                       Basic Industries--5.5%
     11,500            Air Products & Chemicals.............   $    690,000
     13,500            Alco Standard .......................        626,062
      3,800            Armstrong World Industries...........        253,650
      5,400            Avery Dennison.......................        355,725
      3,100            Ball.................................         74,787
      5,400            Bemis................................        189,000
      5,000            Boise Cascade........................        155,000
      2,900            Centex...............................         87,365
      9,900            Champion International...............        430,650
     13,300            Crown Cork & Seal....................        638,400
     25,400            Dow Chemical.........................      1,974,850
     58,100            duPont (E.I.) de Nemours.............      5,388,775
      8,100            Eastman Chemical.....................        427,275
      3,800(a)         FMC..................................        279,775
      8,700            Fluor................................        569,850
      9,500            Georgia Pacific......................        712,500
      5,600            Goodrich (B.F.)......................        237,300
      9,300            Grace (W.R.).........................        492,900
      6,600            Great Lakes Chemical.................        344,025
     11,100            Hercules.............................        528,637
     31,000            International Paper..................      1,325,250
      8,800            James River .........................        277,200
     29,200            Kimberly-Clark.......................      2,722,900
     11,200            Louisiana Pacific ...................        233,800
      5,400            Mead.................................        306,450
     43,400            Minnesota Mining &
                         Manufacturing......................      3,325,525
     60,700            Monsanto.............................      2,405,237
     14,700            Morton International.................        578,812
      7,000            Nalco Chemical.......................        254,625
     33,400            Occidental Petroleum.................        818,300
     19,300            PPG Industries.......................      1,100,100
      3,000            Potlach .............................        128,250
     16,100            Praxair..............................        712,425
      6,700            Rohm & Haas .........................        478,210
      8,900            Sherwin-Williams ....................        446,112
      5,200            Sigma-Aldrich........................        305,500
     10,300            Stone Container......................        157,075
      5,700            Temple-Inland........................        292,125
      7,100            Union Camp ..........................        346,125
     13,400            Union Carbide........................        571,175
     10,500            Westvaco ............................        299,250
     20,500            Weyerhaeuser.........................        940,440
      5,700            Willamette Industries ...............        384,750
                                                               ------------
                                                                 32,866,162
                                                               ------------
                       Capital Goods--21.0%
     22,700            AMP..................................        768,962
     14,000(a)         Advanced Micro Devices...............        248,500
      4,700            Alexander & Alexander Services.......         71,675
     17,954            Allegheny Teledyne...................        383,766
     29,300            AlliedSignal.........................   $  1,919,150
     12,500(a)         Amdahl...............................        128,125
     17,700            American Brands......................        845,175
      6,200(a)         Andrew...............................        302,250
     12,900            Apple Computer.......................        296,700
     18,600(a)         Applied Materials....................        491,737
      4,700            Autodesk.............................        107,512
     30,000            Automatic Data Processing............      1,248,750
     19,500            Bay Networks.........................        394,875
     36,100            Boeing...............................      3,443,037
      3,000            Briggs & Stratton....................        120,000
     22,000            Browning-Ferris Industries...........        577,500
     27,900            COMPAQ Computer......................      1,942,537
      7,800(a)         Cabletron Systems....................        486,525
      7,500            Case.................................        348,750
     20,000            Caterpillar..........................      1,372,500
      7,100(a)         Ceridian.............................        352,337
      4,100            Cincinnati Milacron..................         78,412
     67,000(a)         Cisco Systems........................      4,145,625
     37,700            Computer Associates..................
                         International......................      2,229,012
      7,800(a)         Computer Sciences....................        579,150
     11,200            Cooper Industries....................        450,800
      3,100            Crane................................        144,150
     38,200(a)         CUC International....................        935,900
      4,100            Cummins Engine.......................        170,662
     12,100            DSC Communications...................        167,887
      4,100(a)         Data General.........................         60,987
     26,700            Deere & Co...........................      1,114,725
      9,300            Dell Computer........................        756,787
      8,500            Deluxe Corp..........................        277,312
      16,100(a)        Digital Equipment....................        474,950
      11,800           Dover................................        606,225
      10,000           Dow Jones & Co.......................        330,000
      18,500           Dresser Industries...................        608,187
      17,600           Dun & Bradstreet.....................      1,018,600
      4,900            EG&G.................................         86,362
      24,000(a)        EMC..................................        630,000
      8,000            Eaton................................        478,000
      23,200           Emerson Electric.....................      2,064,800
      23,200           First Data...........................      1,850,200
      4,200            Foster Wheeler.......................        172,200
      6,500            General Dynamics.....................        446,062
      170,900          General Electric.....................     16,534,579
      5,200            General Signal.......................        211,900
      12,500           Genuine Parts........................        546,875
      3,600            Giddings & Lewis.....................         42,300
      5,300            Grainger (W.W.)......................        392,862
      10,700           H&R Block............................        264,825
      4,900            Harnischfeger Industries.............        196,000

Dreyfus S&P 500 Index Fund
(formerly Peoples Index Fund, Inc.)--See Note 1
---------------------------------------------------------------
Statement of Investments (continued)           October 31, 1996

    Shares             Common Stocks (continued)                   Value
   --------                                                    ------------

                       Capital Goods (continued)
      4,000            Harris...............................   $    250,500
    105,800            Hewlett-Packard......................      4,668,425
     13,100            Honeywell............................        813,837
     12,700            Illinois Tool Works..................        892,175
     11,300            Ingersoll-Rand.......................        470,362
     54,600            International Business Machines......      7,043,400
     85,100            Intel................................      9,350,362
      4,900(a)         Intergraph...........................         45,937
      8,400            Interpublic Group Cos................        407,400
      4,300            Johnson Controls.....................        313,900
     13,400(a)         LSI Logic............................        355,100
     32,400            Laidlaw, Cl. B.......................        380,700
     20,700            Lockheed Martin......................      1,855,237
     65,925            Lucent Technologies..................      3,098,480
      7,700            Mallinckrodt Group...................        334,950
      7,500            Marsh & McLennan.....................        780,937
      5,700            McDermott International..............        101,175
     22,300            McDonnell Douglas....................      1,215,350
     21,600            Micron Technology....................        548,100
     61,900(a)         Microsoft............................      8,495,780
     61,300            Motorola.............................      2,819,800
     14,300(a)         National Semiconductor...............        275,275
      4,900            National Service Industries..........        169,050
     26,700            Northern Telecommunications..........      1,738,837
      6,000            Northrop Grumman.....................        484,500
     36,500(a)         Novell...............................        337,625
     67,700(a)         Oracle...............................      2,864,560
      5,300(a)         Owens-Corning........................        205,375
     11,900            Pall.................................        304,937
      7,700            Parker-Hannifin......................        291,637
      4,500            Perkin-Elmer.........................        241,312
     15,400            Pitney Bowes.........................        860,475
      4,600            Raychem..............................        359,375
     24,500            Raytheon.............................      1,206,625
     22,600            Rockwell International...............      1,243,000
      8,400            Ryder System.........................        249,900
      6,000            Safety-Kleen.........................         93,750
      7,900            Scientific-Atlanta...................        114,550
     10,900            Seagate Technology...................        727,575
     24,400            Service Corp. International..........        695,400
      2,400            Shared Medical Systems...............        115,800
     17,800(a)         Silicon Graphics.....................        329,300
      6,300            Snap-On..............................        202,387
      9,213            Stanley Works........................        260,267
     19,100(a)         Sun Microsystems.....................      1,165,100
     12,200(a)         Tandem Computers.....................        154,025
      3,400            Tektronix............................        133,025
      9,200(a)         Tellabs..............................        783,150
     19,600            Texas Instruments....................        943,250
      8,400            Textron..............................        745,500
      4,200            Thomas & Betts.......................   $    177,975
      3,300            Timken...............................        147,262
     17,500(a)         3COM.................................      1,183,437
      2,906            TRINOVA..............................         95,534
      6,700            TRW..................................        606,350
     15,800            Tyco International...................        784,075
     17,900(a)         Unisys...............................        111,875
     12,600            United Technologies..................      1,622,250
     50,800            WMX Technologies.....................      1,746,250
     43,600            Westinghouse Electric................        746,650
     33,600            Xerox................................      1,558,200
                                                               ------------
                                                                124,234,026
                                                               ------------
                       Consumer Cyclical--11.5%
     26,100            Albertson's..........................        897,187
      7,700            American Greetings, Cl. A............        225,706
     15,100            American Stores......................        624,762
      5,300(a)         Bally Entertainment..................        159,662
      9,100            Black & Decker.......................        340,112
     10,200            Brunswick............................        239,700
     10,700(a)         Charming Shoppes.....................         49,487
     75,400            Chrysler.............................      2,535,330
     10,100            Circuit City Stores..................        330,775
     24,200            Comcast, Cl. A.......................        356,950
      8,700            Cooper Tire and Rubber...............        170,737
     10,500            Dana Corp............................        311,062
     16,300            Darden Restaurants...................        136,512
     22,400            Dayton Hudson........................        775,600
     11,700            Dillard Department Stores, Cl. A.....        371,475
     70,200            Disney (Walt)........................      4,624,425
     15,900            Donnelley (R.R.) & Sons..............        482,962
      6,400            Echlin...............................        208,800
     21,500(a)         Federated Department Stores..........        709,500
      3,700            Fleetwood Enterprises................        124,875
      3,900            Fleming Cos..........................         67,762
    122,400            Ford Motor...........................      3,825,000
      7,900(a)         Fruit of the Loom, Cl. A.............        287,362
     14,600            Gannett..............................      1,107,775
     29,700            Gap..................................        861,300
     14,200(a)         General Instrument...................        285,775
     78,200            General Motors.......................      4,213,025
      6,200            Giant Food, Cl. A....................        209,250
     16,100            Goodyear Tire & Rubber...............        738,587
      4,000            Great Atlantic & Pacific.............        120,000
     12,800            HFS..................................        937,600
      7,600            Harcourt General.....................        378,100
      3,200            Harland (John H.)....................         99,600
     10,700(a)         Harrah's Entertainment...............        179,225
      8,900            Hasbro...............................        345,987
     20,200            Hilton Hotel.........................        613,575

Dreyfus S&P 500 Index Fund
(formerly Peoples Index Fund, Inc.)--See Note 1
-----------------------------------------------------------------------
Statement of Investments (continued)      October 31, 1996

    Shares             Common Stocks (continued)                   Value
   --------                                                    ------------
                       Consumer Cyclical (continued)
     49,601            Home Depot...........................   $  2,715,654
     12,100            ITT..................................        508,200
     12,200            ITT Industries.......................        283,650
      4,000            Jostens..............................         86,000
     50,300            K mart...............................        490,425
      3,900(a)         King World Productions...............        140,400
      9,900            Knight-Ridder........................        370,012
     13,000(a)         Kroger...............................        580,125
     28,000            Limited..............................        514,500
      7,600            Liz Claiborne........................        321,100
      2,100            Longs Drug Stores....................         94,237
     17,800            Lowes................................        718,675
      2,506            Luby's Cafeterias....................         52,626
     13,200            Marriott International...............        750,750
     16,600            Masco................................        520,825
     28,300            Mattel...............................        817,162
     25,900            May Department Stores................      1,227,012
     10,500            Maytag...............................        208,687
     72,400            McDonald's...........................      3,212,750
     10,300            McGraw-Hill Cos......................        482,812
     10,900            Melville.............................        406,025
      3,800            Mercantile Stores....................        188,575
      2,800            Meredith.............................        140,700
     10,300            Moore................................        208,575
        900            NACCO Industries, Cl. A..............         41,625
     29,600            NIKE, Cl. B..........................      1,742,700
      7,800(a)         Navistar International...............         72,150
     10,100            New York Times, Cl. A................        364,862
      8,400            Nordstrom............................        302,925
      4,000            PACCAR...............................        223,000
     23,300            Penney (J.C.)........................      1,223,250
      6,400            Pep Boys-Manny, Moe & Jack...........        224,000
     20,300(a)         Price/Costco.........................        403,462
      5,800            Reebok International.................        207,350
      8,700            Rite Aid.............................        295,800
      4,000            Russell..............................        113,500
      5,300(a)         Ryan's Family Steak House............         39,087
     40,500            Sears, Roebuck & Co..................      1,959,187
      5,000(a)         Shoney's.............................         36,875
      2,100            Springs Industries...................         94,762
      5,100            Stride Rite..........................         42,075
      7,000            Supervalu............................        208,250
     18,800            Sysco................................        639,200
      7,500            TJX Cos..............................        300,000
      6,200            Tandy................................        233,275
     67,600(a)         Tele-Communications, Cl. A...........        840,775
     58,900            Time Warner..........................      2,194,030
     10,700            Times Mirror, Cl. A..................        494,875
     28,300(a)         Toys R Us............................        958,662
      6,300            Tribune..............................        515,025
     49,000            US West Media Group..................   $    765,625
      6,600            V.F..................................        431,475
     36,900(a)         Viacom, Cl. B........................      1,203,862
    237,400            Wal-Mart Stores......................      6,320,780
     25,500            Walgreen.............................        962,625
     13,300            Wendy's International................        274,312
      7,700            Whirlpool............................        363,825
     15,700            Winn-Dixie Stores....................        523,987
     13,800(a)         Woolworth............................        289,800
                                                               ------------
                                                                 67,892,012
                                                               ------------
                       Consumer Staples--12.2%
      2,900            Alberto-Culver, Cl. B................        132,675
     51,300            Anheuser-Busch Cos...................      1,975,050
     56,470            Archer Daniels Midland...............      1,228,222
     13,768            Avon Products........................        746,914
      7,100            Brown-Forman, Cl. B..................        307,075
     15,000            CPC International....................      1,183,125
     24,300            Campbell Soup........................      1,944,000
      5,300            Clorox...............................        578,362
    258,000            Coca-Cola............................     13,029,000
     15,200            Colgate-Palmolive....................      1,398,400
     25,200            ConAgra..............................      1,256,850
      3,900            Coors (Adolph), Cl. B................         76,050
     34,900            Eastman Kodak........................      2,783,275
      6,700            Ecolab...............................        244,550
     16,500            General Mills........................        942,562
     46,100            Gillette.............................      3,445,975
     38,300            Heinz (H.J.).........................      1,359,650
     15,900            Hershey Foods........................        769,162
     11,500            International Flavors &
                         Fragrances.........................        475,812
    137,900            Johnson & Johnson....................      6,791,575
     21,900            Kellogg..............................      1,390,650
     16,400            Newell...............................        465,350
    162,100            PepsiCo..............................      4,802,212
     84,700            Philip Morris Cos....................      7,845,337
      8,500            Pioneer Hi-Bred International........        570,562
      4,700            Polaroid.............................        190,937
     71,000            Procter & Gamble.....................      7,029,000
     14,000            Quaker Oats..........................        497,000
     11,000            Ralston-Ralston Purina Group.........        727,375
     15,500            Rubbermaid...........................        360,375
     50,200            Sara Lee.............................      1,782,100
     38,800            Seagram..............................      1,469,550
      6,400            Tupperware...........................        328,800
     19,500            UST..................................        563,062
     16,600            Unilever, N.V........................      2,537,730
     10,900            Whitman..............................        264,325
     12,000            Wrigley, (Wm) Jr.....................        723,000
                                                               ------------
                                                                 72,215,649
                                                               ------------

Dreyfus S&P 500 Index Fund
(formerly Peoples Index Fund, Inc.)--See Note 1
------------------------------------------------------------------
Statement of Investments (continued)      October 31, 1996

    Shares             Common Stocks (continued)                   Value
   --------                                                    ------------

                       Energy--9.4%
      9,600            Amerada Hess.........................   $    531,600
     51,500            Amoco................................      3,901,125
      6,700            Ashland..............................        284,750
     16,600            Atlantic Richfield...................      2,199,500
     15,000            Baker Hughes.........................        534,375
     13,000            Burlington Resources.................        654,875
     67,600            Chevron..............................      4,444,700
     10,900            Coastal..............................        468,700
      5,700            Columbia Gas System..................        346,275
      9,800            Consolidated Natural Gas.............        520,625
      2,100            Eastern Enterprises..................         80,850
     26,300            Enron................................      1,222,950
      7,100            Enserch..............................        152,650
    128,500            Exxon................................     11,388,312
     12,900            Halliburton..........................        730,462
      2,600            Helmerich & Payne....................        140,725
      5,100            Kerr-McGee...........................        320,025
      3,500            Louisiana Land & Exploration.........        199,062
     40,800            Mobil................................      4,763,400
      5,200            Nicor................................        181,350
     14,200            Noram Energy.........................        218,325
      2,800            Oneok................................         75,250
     10,800(a)         Oryx Energy..........................        207,900
      8,800            Pacific Enterprises..................        270,600
     15,600            Panenergy............................        600,600
      4,800            Pennzoil.............................        244,800
      3,600            Peoples Energy.......................        126,900
     27,200            Phillips Petroleum...................      1,115,200
      8,800(a)         Rowan Cos............................        196,900
     55,500            Royal Dutch Petroleum................      9,178,312
      9,400(a)         Santa Fe Energy Resources............        133,950
     25,400            Schlumberger.........................      2,517,775
      8,900            Sonat................................        438,325
      7,700            Sun Company..........................        172,287
     17,700            Tenneco..............................        876,150
     27,400            Texaco...............................      2,784,525
     29,800            USX-Marathon Group...................        651,875
     25,810            Union Pacific Resources Group........        709,775
     25,700            Unocal...............................        941,265
      5,500(a)         Western Atlas........................        381,562
     10,900            Williams Cos.........................        569,525
                                                               ------------
                                                                 55,478,112
                                                               ------------
                       Health Care--8.7%
      8,700(a)         ALZA.................................        225,112
     80,800            Abbott Laboratories..................      4,090,500
      6,800            Allergan.............................        207,400
     65,800            American Home Products...............      4,030,250
     27,400(a)         Amgen................................      1,679,962
      5,900            Bard (C.R.)..........................        166,675
      5,900            Bausch & Lomb........................        199,125
     28,200            Baxter International.................   $  1,173,825
     12,900            Becton, Dickinson & Co...............        561,150
     10,300(a)         Beverly Enterprises..................        127,462
     12,000(a)         Biomet...............................        193,500
     18,300(a)         Boston Scientific....................        995,062
     51,900            Bristol-Myers Squibb.................      5,488,425
     69,450            Columbia/HCA Healthcare..............      2,482,837
     23,800            Corning..............................        922,250
     16,800(a)         Humana...............................        306,600
     56,600            Lilly (Eli)..........................      3,990,300
      6,500            Manor Care...........................        255,125
     24,800            Medtronic............................      1,596,500
    125,900            Merck & Co...........................      9,332,337
      4,500            Millipore............................        157,500
     66,500            Pfizer...............................      5,502,875
     52,600            Pharmacia & Upjohn...................      1,893,600
     38,300            Schering-Plough......................      2,451,200
      8,500(a)         St. Jude Medical.....................        335,750
     22,400(a)         Tenet Healthcare.....................        467,600
      6,500            U.S. Surgical........................        272,187
     19,000            United Healthcare....................        719,625
     28,100            Warner-Lambert.......................      1,787,866
                                                               ------------
                                                                 51,612,600
                                                               ------------
                       Interest Sensitive--13.8%
     15,579            Aetna................................      1,041,845
     11,100            Ahmanson (H.F.) & Co.................        348,262
     46,000            Allstate.............................      2,581,750
     49,100            American Express.....................      2,307,700
     21,200            American General.....................        789,700
     48,600            American International Group.........      5,279,175
     11,200            Aon..................................        646,800
     45,100            Banc One.............................      1,911,112
     39,900            Bank of New York.....................      1,321,687
     37,300            BankAmerica..........................      3,412,950
     15,800            Bank of Boston.......................      1,011,200
      8,300            Bankers Trust New York...............        701,350
     20,000            Barnett Banks........................        762,500
      5,600            Beneficial...........................        327,600
     16,200            Boatmens Bancshares..................        984,150
      7,900            CIGNA................................      1,030,950
     45,200            Chase Manhattan......................      3,875,900
     18,000            Chubb................................        900,000
     49,800            Citicorp.............................      4,930,200
     11,900            Comerica.............................        632,187
     23,000            CoreStates Financial.................      1,118,375
     17,000            Dean Witter, Discover & Co...........      1,000,875
    113,000            Federal National Mortgage
                         Association........................      4,421,125
     18,500            Federal Home Loan Mortgage...........      1,868,500
     10,900            Fifth Third Bancorp..................        682,612

Dreyfus S&P 500 Index Fund
(formerly Peoples Index Fund, Inc.)--See Note 1
------------------------------------------------------------------
Statement of Investments (continued)      October 31, 1996

    Shares             Common Stocks (continued)                   Value
   --------                                                    ------------

                       Interest Sensitive (continued)
     14,600            First Bank Systems...................   $    963,600
     32,800            First Chicago NBD....................      1,672,800
     28,500            First Union..........................      2,073,375
     27,200            Fleet Financial Group................      1,356,600
      8,500            General Re...........................      1,251,625
      6,000            Golden West Financial................        389,250
     14,200            Great Western Financial..............        397,600
     14,200            Green Tree Financial.................        562,675
     10,000            Household International..............        885,000
     12,100            ITT Hartford.........................        762,300
      7,400            Jefferson Pilot......................        420,875
      4,000            Kaufman & Broad Home.................         48,000
     23,800            Keycorp..............................      1,109,675
     10,800            Lincoln National.....................        523,800
     11,900            Loews................................        983,237
     23,100            MBNA.................................        872,025
      6,100            MGIC Investment......................        418,612
     13,500            Mellon Bank..........................        879,187
     17,500            Merrill Lynch & Co...................      1,229,375
     19,300            Morgan (J.P.) & Co...................      1,667,037
     15,700            Morgan Stanley Group.................        788,925
     23,000            National City........................        997,625
     30,100            NationsBank..........................      2,836,925
     38,400            Norwest..............................      1,684,800
     35,300            PNC Bank.............................      1,279,625
      9,700            Providian............................        455,900
      2,600            Pulte................................         68,900
      5,700            Republic New York....................        434,625
     13,000            Safeco...............................        490,750
     10,900            Salomon..............................        491,862
      8,700            St. Paul Cos.........................        473,062
     23,100            SunTrust Banks.......................      1,077,037
      7,400            Torchmark............................        357,975
      6,800            Transamerica.........................        515,950
     49,700            Travelers Group......................      2,696,225
      7,600            UNUM.................................        477,850
     12,200            USF&G................................        231,800
      3,600            USLife...............................        112,500
     16,000            U.S. Bancorp.........................        640,000
     17,300            Wachovia.............................        929,875
      9,700            Wells Fargo..........................      2,591,119
                                                               ------------
                                                                 81,988,483
                                                               ------------
                       Mining and Metals--1.4%
     11,000(a)         ARMCO................................         41,250
      4,400            ASARCO...............................        115,500
     23,400            Alcan Aluminium......................        769,275
     18,000            Aluminum Co. of America..............      1,055,250
     37,000            Barrick Gold.........................        966,625
     23,300            Battle Mountain Gold.................        177,662
     11,500(a)         Bethlehem Steel......................         93,437
      9,600            Cyprus Amax Minerals.................   $    217,200
     14,400            Echo Bay Mines.......................        112,500
     14,900            Engelhard............................        271,925
     20,200            Freeport-McMoRan Copper,
                         Cl. B..............................        613,575
     15,200            Homestake Mining.....................        216,600
     17,400            Inco.................................        552,450
      5,000            Inland Steel Industries..............         80,625
     10,300            Newmont Mining.......................        476,375
      9,100            Nucor................................        431,113
      6,800            Phelps Dodge.........................        427,550
     24,800            Placer Dome..........................        595,200
      6,600            Reynolds Metals......................        371,250
     13,600            Santa Fe Pacific Gold................        161,500
      8,700            USX-U.S. Steel.......................        237,075
      9,400            Worthington Industries...............        195,050
                                                               ------------
                                                                  8,178,987
                                                               ------------
                       Transportation--1.4%
      9,400(a)         AMR..................................        789,600
     15,800            Burlington Northern Santa Fe.........      1,301,525
     21,900            CSX..................................        944,437
      4,100            Caliber System.......................         69,187
      8,400            Conrail..............................        799,050
      4,600            Consolidated Freightways.............        110,400
      8,200            Delta Air Lines......................        581,175
      5,900(a)         Federal Express......................        474,950
     13,000            Norfolk Southern.....................      1,158,625
     15,000            Southwest Airlines...................        337,500
      6,600(a)         USAir Group..........................        114,675
     25,200            Union Pacific........................      1,414,350
      2,900(a)         Yellow...............................         37,882
                                                               ------------
                                                                  8,133,356
                                                               ------------
                       Utilities--8.7%
     19,600            ALLTEL...............................        597,800
    166,900            AT&T.................................      5,820,637
     51,600(a)         Airtouch Communications..............      1,348,050
     19,400            American Electric Power..............        805,100
     56,900            Ameritech............................      3,115,275
     15,300            Baltimore Gas & Electric.............        416,925
     45,300            Bell Allantic........................      2,729,325
    102,900            BellSouth............................      4,193,175
     15,700            Carolina Power & Light...............        567,166
     21,700            Central & Southwest..................        575,050
     16,300            CINergy..............................        539,937
     24,300            Consolidated Edison..................        710,775
     15,000            DTE Energy...........................        451,875
     18,400            Dominion Resources...................        694,600
     21,000            Duke Power...........................      1,026,375
     45,400            Edison International.................        896,650

Dreyfus S&P 500 Index Fund
(formerly Peoples Index Fund, Inc.)--See Note 1
-----------------------------------------------------------
Statement of Investments (continued)      October 31, 1996

    Shares             Common Stocks (continued)                   Value
   --------                                                    ------------
                       Utilities (continued)
     23,600            Entergy..............................   $    660,800
     19,000            FPL Group............................        874,000
     12,500            GPU..................................        410,937
    100,200            GTE..................................      4,220,925
     26,000            Houston Industries...................        594,750
     71,200            MCI Communications...................      1,788,900
     45,400            NYNEX................................      2,020,300
     14,900            Niagara Mohawk Power.................        126,650
      7,100            Northern States Power................        333,700
     15,800            Ohio Edison..........................        329,825
     23,000            PECO Energy..........................        580,750
     16,700            PP&L Resources.......................        390,362
     43,000            Pacific Gas & Electric...............      1,010,500
     44,300            Pacific Telesis Group................      1,506,200
     30,400            PacifiCorp...........................        642,200
     25,300            Public Service Enterprise Group......        679,937
     63,100            SBC Communications...................      3,068,237
     69,700            Southern.............................      1,542,112
     44,600            Sprint...............................      1,750,550
     23,200            Texas Utilities......................        939,600
     49,400            US West..............................      1,500,525
     22,300            UniCom...............................        579,800
     10,600            Union Electric.......................        409,425
     40,200(a)         WorldCom.............................        979,875
                                                               ------------
                                                                 51,429,575
                                                               ------------
                       TOTAL COMMON STOCKS
                         (cost $409,363,085)................   $554,028,962
                                                               ------------
                                                               ------------
    Principal          SHORT-TERM
     Amount             INVESTMENTS--6.4%                           Value
   ----------                                                    ------------
                       U.S.Treasury Bills:
  $11,809,000(b)       5.15%, 11/14/1996....................     $ 11,788,334
    4,340,000          5.11%, 11/21/1996....................        4,328,325
    5,379,000          5.06%, 12/12/1996....................        5,348,340
    3,010,000          5.22%, 1/2/1997......................        2,984,385
    5,254,000          4.89%, 1/9/1997......................        5,203,930
    6,211,000          5.36%, 1/16/1997.....................        6,145,412
    1,123,000          5.30%, 1/23/1997.....................        1,110,052
      933,000          5.34%, 1/30/1997.....................          921,300
                                                                 ------------
                       TOTAL SHORT-TERM
                         INVESTMENTS
                         (cost $37,830,467).................     $ 37,830,078
                                                                 ------------
                                                                 ------------
TOTAL INVESTMENTS
  (cost $447,193,552).................................100.0%     $591,859,040
                                                      ------     ------------
                                                      ------     ------------
LIABILITIES LESS CASH AND
  RECEIVABLES...........................................0.0%     $   (228,354)
                                                      ------     ------------
                                                      ------     ------------
NET ASSETS............................................100.0%     $591,630,686
                                                      ------     ------------
                                                      ------     ------------
Notes to Statement of Investments:
----------------------------------------------------------
(a) Non-income producing.
(b) Partially held by the custodian in a segregated account as collateral for open financial future positions.

Statement of Financial Futures                     October 31, 1996

Financial Futures Purchased;
----------------------------
                                   Market Value                      Unrealized
                    Number of        Covered                        Appreciation
Issuer              Contracts      by Contracts      Expiration      at 10/31/96
------              ---------      ------------      ----------     ------------
Standard & Poor's 500  110         $39,030,750       December '96     $683,475
                                                                      --------
                                                                      --------
See notes to financial statements.

Dreyfus S&P 500 Index Fund
(formerly Peoples Index Fund, Inc.)--See Note 1
----------------------------------------------------------------------
Statement of Assets and Liabilities                   October 31, 1996


                                                                                           Cost               Value
                                                                                        ------------       ------------
ASSETS:           Investments in securities--See Statement of Investments...........    $447,193,552       $591,859,040
                  Cash..............................................................                          1,008,677
                  Dividends receivable..............................................                            756,794
                  Receivable for futures variation margin--Note 4(a)................                            374,050
                  Receivable for investment securities sold.........................                             27,863
                  Prepaid expenses..................................................                             34,179
                                                                                                           ------------
                                                                                                            594,060,603
                                                                                                           ------------
LIABILITIES:      Due to The Dreyfus Corporation and affiliates.....................                            224,874
                  Payable for Common Stock redeemed.................................                          2,057,520
                  Accrued expenses..................................................                            147,523
                                                                                                           ------------
                                                                                                              2,429,917
                                                                                                           ------------
NET ASSETS..........................................................................                       $591,630,686
                                                                                                           ------------
                                                                                                           ------------
REPRESENTED BY:   Paid-in capital...................................................                       $423,335,774
                  Accumulated undistributed investment income--net..................                          7,475,536
                  Accumulated net realized gain (loss) on investments...............                         15,470,413
                  Accumulated gross unrealized appreciation (depreciation)
                    on investments (including $683,475 net unrealized
                    appreciation on financial futures)--Note 4(b)...................                        145,348,963
                                                                                                           ------------
NET ASSETS..........................................................................                       $591,630,686
                                                                                                           ------------
                                                                                                           ------------
SHARES OUTSTANDING
(200 million shares of $.001 par value Common Stock authorized).....................                         26,817,475

NET ASSET VALUE, offering and redemption price per share............................                             $22.06
                                                                                                                 ------
                                                                                                                 ------



See notes to financial statements.

Dreyfus S&P 500 Index Fund
(formerly Peoples Index Fund, Inc.)--See Note 1
------------------------------------------------------------------------------
Statement of Operations                            Year Ended October 31, 1996


INVESTMENT INCOME

INCOME:         Cash dividends (net of $60,905 foreign taxes withheld
                  at source).........................................................       $ 9,780,073
                Interest.............................................................         1,626,652
                                                                                            -----------
                      Total Income...................................................                             $11,406,725

EXPENSES:       Management fee--Note 3(a)............................................         1,362,926
                Shareholder servicing costs--Note 3(b)...............................         1,022,106
                Registration fees....................................................            90,412
                Professional fees....................................................            67,612
                Prospectus and shareholders' reports.................................            53,506
                Directors' fees and expenses--Note 3(c)..............................            33,735
                Custodian fees.......................................................             4,161
                Miscellaneous........................................................             4,520
                                                                                            -----------
                      Total Expenses.................................................                               2,638,978
                                                                                                                  -----------
INVESTMENT INCOME--NET...............................................................                               8,767,747
                                                                                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4

                Net realized gain (loss) on investments..............................       $11,890,436
                Net realized gain (loss) on financial futures........................         6,172,657
                                                                                            -----------
                      Net Realized Gain (Loss).......................................                              18,063,093
                Net unrealized appreciation (depreciation) on investments
                  (including $710,875 net unrealized appreciation on
                  financial futures)--Note 4(b)......................................                              67,183,468
                                                                                                                  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...............................                              85,246,561
                                                                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................                             $94,014,308
                                                                                                                  -----------
                                                                                                                  -----------



See notes to financial statements.

Dreyfus S&P 500 Index Fund
(formerly Peoples Index Fund, Inc.)--See Note 1
----------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                       Year Ended              Year Ended
                                                                                    October 31, 1996        October 31, 1995
                                                                                    ----------------        ----------------
OPERATIONS:
  Investment income--net.................................................              $   8,767,747           $   6,157,690
  Net realized gain (loss) on investments................................                 18,063,093               4,310,640
  Net unrealized appreciation (depreciation) on investments..............                 67,183,468              54,324,576
                                                                                       -------------           -------------
    Net Increase (Decrease) in Net Assets Resulting from Operations......                 94,014,308              64,792,906
                                                                                       -------------           -------------
DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net:................................................                 (6,205,887)             (6,077,935)
  Net realized gain on investments.......................................                 (4,169,581)            (19,477,910)
                                                                                       -------------           -------------
    Total Dividends......................................................                (10,375,468)            (25,555,845)
                                                                                       -------------           -------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from shares sold:.........................................                307,525,173             142,531,859
  Dividends reinvested...................................................                  9,406,794              22,101,817
  Cost of shares redeemed................................................               (145,087,307)           (112,925,618)
                                                                                       -------------           -------------
    Increase (Decrease) in Net Assets from Capital Stock Transactions....                171,844,660              51,708,058
                                                                                       -------------           -------------
      Total Increase (Decrease) in Net Assets............................                255,483,500              90,945,119

NET ASSETS:
  Beginning of Period....................................................                336,147,186             245,202,067
                                                                                       -------------           -------------
  End of Period..........................................................               $591,630,686            $336,147,186
                                                                                       -------------           -------------
                                                                                       -------------           -------------
Undistributed investment income--net.....................................              $   7,475,536           $   4,913,676
                                                                                       -------------           -------------

CAPITAL SHARE TRANSACTIONS:                                                               Shares                   Shares
                                                                                       -------------           -------------

  Shares sold:...........................................................                 15,194,675               8,633,225
  Shares issued for dividends reinvested.................................                    496,663               1,546,663
  Shares redeemed........................................................                 (7,162,184)             (6,829,736)
                                                                                       -------------           -------------
    Net Increase (Decrease) in Shares Outstanding........................                  8,529,154               3,350,152
                                                                                       -------------           -------------
                                                                                       -------------           -------------

See notes to financial statements.

Dreyfus S&P 500 Index Fund
(formerly Peoples Index Fund, Inc.--See Note 1
-------------------------------------------------------------------------------
Financial Highlights

      Reference is made to page 4 of the Fund's Prospectus dated March 1, 1997.


See notes to financial statements.

Dreyfus S&P 500 Index Fund
(formerly Peoples Index Fund, Inc.)--See Note 1
---------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

      Dreyfus S&P 500 Index Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. Effective November 13, 1995, The Dreyfus Corporation ("Dreyfus") serves as the Fund's manager and Mellon Equity Associates ("Mellon Equity"), an affiliate of Dreyfus, serves as the Fund's index manager. Effective November 13, 1995, Boston Safe Deposit and Trust Company, an affiliate of Dreyfus, became the Fund's custodian. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.

      Prior to November 13, 1995, Wells Fargo Nikko Investment Advisors ("WFNIA") served as the Fund's index manager. In addition, Wells Fargo Institutional Trust Company, N.A. ("WFITC"), an affiliate of WFNIA, was the custodian of the Fund's investments. Dreyfus served as the Fund's administrator.

      Effective November 13, 1995, the Fund changed its name from "Peoples Index Fund, Inc." to "Dreyfus S&P 500 Index Fund".

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

      (a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

      (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

      (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid annually. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

      (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus S&P 500 Index Fund
(formerly Peoples Index Fund, Inc.)--see Note 1
--------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2--Bank Line of Credit:

      The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended October 31, 1996, the Fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

      (a) Effective November 13, 1995, pursuant to a Management Agreement with Dreyfus, the management fee is computed at the annual rate of .295 of 1% of the value of the Fund's average daily net assets, and is payable monthly. Dreyfus has agreed to pay Mellon Equity a monthly fee at the annual rate of .095 of 1% of the value of the Fund's average daily net assets. Prior to November 13, 1995, the Fund had an Index Management Agreement with WFNIA and an Administration Agreement with Dreyfus, whereby WFNIA and Dreyfus received annual fees of .10 of 1% and .20 of 1%, respectively, of the value of the Fund's average daily net assets. The Management Agreement further provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of interest, taxes, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the fees to be paid to Dreyfus, or Dreyfus may deduct from the fees paid to Mellon Equity or Dreyfus and Mellon Equity will bear, in the same proportion as in the agreement, the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21/2% of the first $30 million, 2% of the next $70 million, and 11/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. There was no expense reimbursement for the year ended October 31, 1996.

      However, Dreyfus has undertaken from November 6, 1996, that if the Fund's aggregate expenses (exclusive of certain expenses as described above) exceed
 .50 of 1% of the Fund's average daily net assets, the Fund may deduct from the management fee payable to Dreyfus to the extent of such excess.

      In addition, for the period from November 1, 1995 through November 13, 1995 WFITC earned $4,161 for custodian services provided to the Fund.

      (b) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended October 31, 1996, the Fund was charged an aggregate of $851,214 pursuant to the Shareholder Services Plan.

      Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $70,303 during the period ended October 31, 1996.

Dreyfus S&P 500 Index Fund
(formerly Peoples Index Fund, Inc.)--see Note 1
-------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

      (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

      (d) A 1% redemption fee is charged on certain redemptions of Fund shares where the redemption occurs within the initial six-month period following the opening of the account. During the period ended October 31, 1996, redemption fees amounted to $12,975.

NOTE 4--Securities Transactions:

      (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1996 amounted to $173,674,512 and $22,427,505, respectively.

      The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open as of October 31, 1996 and their related unrealized market appreciation are set forth in the Statement of Financial Futures.

      (b) At October 31, 1996, accumulated net unrealized appreciation on investments and financial futures was $145,348,963, consisting of $152,453,934 gross unrealized appreciation and $7,104,971 gross unrealized depreciation.

      At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus S&P 500 Index Fund
(formerly Peoples Index Fund, Inc.)--see Note 1
--------------------------------------------------------------------

To the Shareholders and Board of Directors of Dreyfus S&P 500 Index Fund

      We have audited the accompanying statement of assets and liabilities of Dreyfus S&P 500 Index Fund (the "Fund"), including the statements of investments and financial futures, as of October 31, 1996, and the related statements of operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus S&P 500 Index Fund at October 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                       COOPERS & LYBRAND L.L.P.

New York, New York
December 13, 1996





                                  PEOPLES INDEX FUND, INC.
                              d/b/a DREYFUS S&P 500 INDEX FUND

                                  PART C. OTHER INFORMATION
                            __________________________


Item 24.    Financial Statements and Exhibits. - List
_______     __________________________________________

    (a)     Financial Statements:

            Included in Part A of the Registration Statement:

                   Condensed Financial Information from January 2, 1990 (commencement of operations) to October 31, 1990 and for the six fiscal years ended October 31, 1996.

            Included in Part B of the Registration Statement:

                   Statement of Investments--October 31, 1996.


                   Statement of Financial Futures--October 31, 1996.


                   Statement of Assets and Liabilities--October 31, 1996.


                   Statement of Operations--year ended October 31, 1996.


                   Statement of Changes in Net Assets--For the fiscal years ended October 31, 1995 and 1996.

                   Notes to Financial Statements.

                   Report of Independent Auditors dated December 13, 1996.





    All schedules and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes which are included in Part B to the Registration Statement.


 Item 24.    Financial Statements and Exhibits (continued)
_______     _____________________________________________

(b)         Exhibits:

(1)(a)      Articles of Incorporation is incorporated by reference to Exhibit
            (1)(a) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on February 8, 1994.

(1)(b) Articles of Amendment is incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on February 8, 1994.

(2) By-Laws is incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on February 8, 1994.

(5)(a)      Management Agreement, as amended.


(5)(b)      Index Management Agreement, as amended.

(6) Distribution Agreement is incorporated by reference to Exhibit (6) of Post-Effective Amendment No. 7 to the Registration Statement on From N-1A, filed on December 29, 1994.

(8)         Custody Agreement.


(9)         Shareholder Services Plan.

(10) Opinion and consent of Stroock & Stroock & Lavan dated January 2, 1990 is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on Februry 8, 1994.

(11)        Consent of Coopers & Lybrand L.L.P., Independent Accountants.


Item 25.    Persons Controlled by or Under Common Control with Registrant
_______     _____________________________________________________________

            Not Applicable


Item 26.    Number of Holders of Securities
_______     ________________________________

             (1)                                       (2)
                                                 Number of Record
      Title of Class                       Holders as of December 19, 1996
      _______________                _______________________________

      Shares of Common Stock,
      par value $0.001 per share                       8,054

Item 27.     Indemnification
______       _______________

      Reference is made to Article SEVENTH of the Registrant's Articles of Incorporation filed as Exhibit 1 and to Section 2-418 of the Maryland General Corporation Law. The application of these provisions is limited by Article VIII of the Registrant's By-Laws filed as Exhibit 2 and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:


             Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

      The statement as to the general effect of any contract, arrangements or statute under which a director, officer, underwriter or affiliated person of the Registrant is insured or indemnified is incorporated by reference to Item 27 of Part C of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on January 5, 1990.

      Reference is also made to the Distribution Agreement attached as Exhibit
      (6) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on December 29, 1994. Item 28(a). Business and Other Connections of Investment Adviser.
___________________________________________________________

                   The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


Item 28(a). Business and Other Connections of Investment Adviser
                  (continued)
________          ___________________________________________________________

                  Officers and Directors of Investment Adviser
                  ____________________________________________


Name and Position
with Dreyfus                        Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                                  29100 Northwestern Highway, Suite 370
                                          Southfield, Michigan 48034;
                                    Past Chairman of the Board of Trustees of Skillman Foundation.
                                    Member of The Board of Vintners Intl.

FRANK V. CAHOUET              Chairman of the Board, President and
Director                            Chief Executive Officer:
                                          Mellon Bank Corporation****
                                          Mellon Bank, N.A.****
                                    Director:
                                          Avery Dennison Corporation
                                          150 North Orange Grove Boulevard
                                          Pasadena, California 91103;
                                          Saint-Gobain Corporation
                                          750 East Swedesford Road
                                          Valley Forge, Pennsylvania 19482;
                                          Teledyne, Inc.
                                          1901 Avenue of the Stars
                                          Los Angeles, California 90067



BURTON C. BORGELT                   Chairman and Chief Executive Officer:
Director                                  Dentsply International, Inc.
                                          570 West College Avenue
                                          York, Pennsylvania 17405
                                    Director:
                                          DeVlieg Bullard, Inc.
                                          1 Gorham Island
                                          Westport, Connecticut 06880


JULIAN M. SMERLING                  None
Honorary Director

W. KEITH SMITH                      Chairman and Chief Executive Officer:
Chairman of the Board               The Boston Company*****
                                    Vice Chairman of the Board:
                                          Mellon Bank Corporation****
                                          Mellon Bank, N.A.****
                                    Director:
                                          Dentsply International, Inc.
                                          570 West College Avenue
                                          York, Pennsylvania 17405

CHRISTOPHER M. CONDRON        Vice Chairman:
President, Chief Executive          Mellon Bank Corporation****
Officer, Chief Operating            The Boston Company*****
Officer and Director          Deputy Director:
                                          Mellon Trust****
                                    Chief Executive Officer:
                                          The Boston Company Asset Management,
                                          Inc.*****
                                    President:
                                          Boston Safe Deposit and Trust
                                          Company*****

STEPHEN E. CANTER             Former Chairman and Chief Executive Officer:
Vice Chairman and                   Kleinwort Benson Investment Management
Chief Investment Officer,                 Americas Inc.*
and a Director                      Director:
                                          The Dreyfus Trust Company++

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                            The Boston Company Advisors, Inc.
                                          53 State Street
                                          Exchange Place
                                          Boston, Massachusetts 02109
                                    Executive Vice President and Director:
                                          Dreyfus Service Organization, Inc.***;
                                    Director:
                                          The Dreyfus Consumer Credit
                                          Corporation*;
                                          The Dreyfus Trust Company++;
                                          Dreyfus Service Corporation*;
                                    President:
                                          The Boston Company*****
                                          Laurel Capital Advisors****
                                          Boston Group Holdings, Inc.
                                    Executive Vice President:
                                          Mellon Bank, N.A.****
                                          Boston Safe Deposit & Trust
                                          Company*****




WILLIAM F. GLAVIN, JR.        Executive Vice President:
Vice President-Corporate                  Dreyfus Service Corporation*;
Development                   Senior Vice President:
                                          The Boston Company Advisors, Inc.
                                          53 State Street
                                          Exchange Place
                                          Boston, Massachusetts 02109

MARK N. JACOBS,               Vice President, Secretary and Director:
Vice President-                     Lion Management, Inc.*;
General Counsel               Secretary:
and Secretary                             The Dreyfus Consumer Credit
Corporation*;
                                          Dreyfus Management, Inc.*;
                                    Assistant Secretary:
                                          Dreyfus Service Organization, Inc.***;
                                          Major Trading Corporation*;
                                          The Truepenny Corporation*

PATRICE M. KOZLOWSKI          None
Vice President-
Corporate Communications

MARY BETH LEIBIG              None
Vice President-
Human Resources


JEFFREY N. NACHMAN                  President and Director:
Vice President-Mutual Fund          Dreyfus Transfer, Inc.
Accounting                          One American Express Plaza
                                          Providence, Rhode Island 02903

ANDREW S. WASSER              Vice President:
Vice President-Information          Mellon Bank Corporation****
Services

ELVIRA OSLAPAS                      Assistant Secretary:
Assistant Secretary                       Dreyfus Service Corporation*;
                                          Dreyfus Management, Inc.*;
                                          Dreyfus Acquisition Corporation,
                                          Inc.*;
                                          The Truepenny Corporation+

 ______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
*** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
**** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
***** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.



Item 28(b). Business and Other Connections of Sub-Investment Adviser
________    ___________________________________________________________

            Registrant is fulfilling the requirement of this Item 28(b) to provide a list of the officers and directors of Mellon Equity Associates, the Registrant's sub-investment adviser (the "Sub-Adviser"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Sub-Adviser or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by the Sub-Adviser (SEC File No. 801-28692).


Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1)  Comstock Partners Funds, Inc.
           2)  Dreyfus A Bonds Plus, Inc.
           3)  Dreyfus Appreciation Fund, Inc.
           4)  Dreyfus Asset Allocation Fund, Inc.
           5)  Dreyfus Balanced Fund, Inc.
           6)  Dreyfus BASIC GNMA Fund
           7)  Dreyfus BASIC Money Market Fund, Inc.
           8)  Dreyfus BASIC Municipal Fund, Inc.
           9)  Dreyfus BASIC U.S. Government Money Market Fund
          10)  Dreyfus California Intermediate Municipal Bond Fund
          11)  Dreyfus California Tax Exempt Bond Fund, Inc.
          12)  Dreyfus California Tax Exempt Money Market Fund
          13)  Dreyfus Cash Management
          14)  Dreyfus Cash Management Plus, Inc.
          15)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          16)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          17)  Dreyfus Florida Intermediate Municipal Bond Fund
          18)  Dreyfus Florida Municipal Money Market Fund
          19)  The Dreyfus Fund Incorporated
          20)  Dreyfus Global Bond Fund, Inc.
          21)  Dreyfus Global Growth Fund
          22)  Dreyfus GNMA Fund, Inc.
          23)  Dreyfus Government Cash Management
          24)  Dreyfus Growth and Income Fund, Inc.
          25)  Dreyfus Growth and Value Funds, Inc.
          26)  Dreyfus Growth Opportunity Fund, Inc.
          27)  Dreyfus Income Funds
          28)  Dreyfus Institutional Money Market Fund
          29)  Dreyfus Institutional Short Term Treasury Fund
          30)  Dreyfus Insured Municipal Bond Fund, Inc.
          31)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          32)  Dreyfus International Funds, Inc.
          33)  The Dreyfus/Laurel Funds, Inc.
          34)  The Dreyfus/Laurel Funds Trust
          35)  The Dreyfus/Laurel Tax-Free Municipal Funds
          36)  Dreyfus Stock Index Fund, Inc.
          37)  Dreyfus LifeTime Portfolios, Inc.
          38)  Dreyfus Liquid Assets, Inc.
          39)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          40)  Dreyfus Massachusetts Municipal Money Market Fund
          41)  Dreyfus Massachusetts Tax Exempt Bond Fund
          42)  Dreyfus MidCap Index Fund
          43)  Dreyfus Money Market Instruments, Inc.
          44)  Dreyfus Municipal Bond Fund, Inc.
          45)  Dreyfus Municipal Cash Management Plus
          46)  Dreyfus Municipal Money Market Fund, Inc.
          47)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          48)  Dreyfus New Jersey Municipal Bond Fund, Inc.
          49)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          50)  Dreyfus New Leaders Fund, Inc.
          51)  Dreyfus New York Insured Tax Exempt Bond Fund
          52)  Dreyfus New York Municipal Cash Management
          53)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          54)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          55)  Dreyfus New York Tax Exempt Money Market Fund
          56)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          57)  Dreyfus 100% U.S. Treasury Long Term Fund
          58)  Dreyfus 100% U.S. Treasury Money Market Fund
          59)  Dreyfus 100% U.S. Treasury Short Term Fund
          60)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          61)  Dreyfus Pennsylvania Municipal Money Market Fund
          62)  Dreyfus Short-Intermediate Government Fund
          63)  Dreyfus Short-Intermediate Municipal Bond Fund
          64)  Dreyfus Investment Grade Bond Funds, Inc.
          65)  The Dreyfus Socially Responsible Growth Fund, Inc.
          66)  Dreyfus Tax Exempt Cash Management
          67)  The Dreyfus Third Century Fund, Inc.
          68)  Dreyfus Treasury Cash Management
          69)  Dreyfus Treasury Prime Cash Management
          70)  Dreyfus Variable Investment Fund
          71)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          72)  General California Municipal Bond Fund, Inc.
          73)  General California Municipal Money Market Fund
          74)  General Government Securities Money Market Fund, Inc.
          75)  General Money Market Fund, Inc.
          76)  General Municipal Bond Fund, Inc.
          77)  General Municipal Money Market Fund, Inc.
          78)  General New York Municipal Bond Fund, Inc.
          79)  General New York Municipal Money Market Fund
          80)  Premier Insured Municipal Bond Fund
          81)  Premier California Municipal Bond Fund
          82)  Premier Equity Funds, Inc.
          83)  Premier Global Investing, Inc.
          84)  Premier GNMA Fund
          85)  Premier Growth Fund, Inc.
          86)  Premier Municipal Bond Fund
          87)  Premier New York Municipal Bond Fund
          88)  Premier State Municipal Bond Fund
          89)  Premier Strategic Growth Fund
          90)  Premier Value Fund


(b)
                                                              Positions and
Name and principal          Positions and offices with        offices with
business address            the Distributor                   Registrant
__________________          ___________________________       _____________

Marie E. Connolly+          Director, President, Chief        President and
                            Executive Officer and Compliance  Treasurer
                            Officer

Joseph F. Tower, III+       Senior Vice President, Treasurer  Vice President
                            and Chief Financial Officer       and Assistant
                                                              Treasurer



John E. Pelletier+          Senior Vice President, General    Vice President
                            Counsel, Secretary and Clerk      and Secretary


Roy M. Moura+               First Vice President              None


Dale F. Lampe+              Vice President                    None


Mary A. Nelson+             Vice President                    Vice President
                                                              and Assistant
                                                              Treasurer

Paul Prescott+              Vice President                    None

Elizabeth A. Bachman++      Assistant Vice President          Vice President
                                                              and Assistant
                                                              Secretary

Jean M. O'Leary+            Assistant Secretary and           None
                            Assistant Clerk

John W. Gomez+              Director                          None

William J. Nutt+            Director                          None




________________________________
 +  Principal business address is One Exchange Place, Boston, Massachusetts
    02109.
++  Principal business address is 200 Park Avenue, New York, New York 10166.

 Item 30.     Location of Accounts and Records
             ________________________________

             1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
                 P.O. Box 9671
                 Providence, Rhode Island 02940-9671

             2.  Boston Safe Deposit and Trust Company
                 One Boston Place
                 Boston, Massachusetts 02108

             3.  Dreyfus Transfer, Inc.
                 P.O. Box 9671
                 Providence, Rhode Island 02903-9671

             4.  The Dreyfus Corporation
                 200 Park Avenue
                 New York, New York 10166

Item 31.     Management Services
_______      ___________________

             Not Applicable

Item 32.     Undertakings
________     ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or Board members when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.


                                  SIGNATURES
                                  __________


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 26th day of December, 1996.

                    PEOPLES INDEX FUND, INC.
                    d/b/a/ DREYFUS S&P 500 INDEX FUND


                BY:/s/ Marie E. Connolly*
                   Marie, E. Connolly, PRESIDENT


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


       Signatures                           Title                       Date
__________________________     ______________________________        __________


/s/Marie E. Connolly*             President and Treasurer (Principal 12/26/96
___________________________       Executive, Financial and Accounting
Marie E. Connolly                 Officer)


/s/David P. Feldman*              Director                           12/26/96
___________________________
David P. Feldman


/s/John M Fraser, Jr.*            Director                           12/26/96
___________________________
John M Fraser, Jr.


/s/Joseph S. DiMartino*           Director, Chairman of the Board    12/26/96
___________________________
Joseph S. DiMartino


/s/Ehud Houminer*                 Director                           12/26/96
___________________________
Ehud Houminer


/s/David J. Mahoney*              Director                           12/26/96
___________________________
David J. Mahoney


/s/Gloria Messinger*              Director                           12/26/96
___________________________
Gloria Messinger


/s/Jack R. Meyer*                 Director                           12/26/96
_____________________________
Jack R. Meyer


/s/John Szarkowski*               Director                           12/26/96
_____________________________
John Szarkowski


/s/Anne Wexler*                   Director                           12/26/96
_____________________________
Anne Wexler



*BY: /s/ Elizabeth Bachman
     __________________________
     Elizabeth Bachman,
     Attorney-in-Fact



                                EXHIBIT INDEX



ITEM       EXHIBIT                                           PAGE

(5)(a)     Management Agreement, as amended

(5)(b)     Index Management Agreement, as amended

(8)        Custody Agreement


(9)        Shareholder Services Plan

(11)       Consent of Coopers and Lybrand L.L.P., Independent Accountants